UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDMAX

# Putnam Absolute Return 700 Fund®

## Semiannual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

**ABSOLUTE RETURN FUNDS** are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
700 Fund®

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Financial statements	18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default, and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The fund’s active trading strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Use of leverage through derivatives adds risk by increasing investment exposure. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. Commodities have market, political, regulatory, and natural conditions risks. Investments in small and/or midsize companies may experience greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Absolute Return 700 Fund®

Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Putnam Absolute Return 700 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

The fund's management team has experience in absolute return investing over market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

The fund is not intended to outperform stocks and bonds during strong market rallies.

Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

	Absolute return funds	Traditional bond funds	Traditional balanced funds	U.S. stock funds	International stock funds
Absolute flexibility Free to change holdings rather than follow one market or asset class	●				
Defines positive return targets Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more)	●				
Available strategies					
U.S. bonds	●	●	●		
U.S. stocks	●		●	●	
Foreign bonds	●	●	●		
Foreign stocks	●		●		●
Emerging markets	●				●
Commodities	●				
Hedging strategies	●	●			●
REITs	●				
Cash	●				

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

Putnam Absolute Return 700 Fund has been less volatile than stocks.

The fund has pursued active strategies that seek to manage risk.

Standard deviation of returns since fund inception 12/23/08–4/30/16

Treasury bills 0.05%
Bonds 2.78%
Putnam Absolute Return 700 Fund® 4.86%
Stocks 14.55%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 700 Fund

Absolute Return 700 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. No information for the target return is provided for periods of less than one year.

The fund is not expected to outperform during periods of market rallies.

* Returns for the six-month period are not annualized, but cumulative.

4	Absolute Return 700 Fund

Interview with your fund’s portfolio manager

Bob, what was the investment environment like during the six months ended April 30, 2016?

A high degree of uncertainty elevated market volatility during the six-month period. Concerns about diverging monetary policy across global central banks, falling commodity prices, and multiple global macroeconomic headwinds generated choppy market performance.

In November, global equity markets generated mixed results. U.S. stocks finished slightly positive, while non-U.S. developed and emerging-market equities finished in negative territory. A significant decline in oil prices, however, continued to dampen global market returns, as energy-related stocks struggled.

In mid-December, after much anticipation, the U.S. Federal Reserve hiked short-term interest rates by 25 basis points to 0.25% in response to continued economic resilience. As a result, credit-sensitive indexes struggled, while U.S. rate-sensitive fixed income generated slightly negative returns.

In the opening days of 2016, equities sold off dramatically amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. Market turbulence bottomed on February 11, after which incremental improvements

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 3, 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 17.

Absolute Return 700 Fund	5

across a broad range of global issues helped stocks and credit-sensitive bonds stage a broad-based rally through the end of March. Moreover, the rally was helped when Fed policymakers revealed they were dialing back their 2016 interest-rate-hike forecast to two hikes from four, moving closer to market expectations. Energy prices began to recover,

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

6	Absolute Return 700 Fund

and equities started to rebound as well. Continued easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the United States. Fixed-income markets were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

In the final weeks of the six-month period, a variety of headwinds converged to slow the market’s advance. Weak first-quarter GDP growth, a slowdown in consumer spending, tepid first-quarter earnings, and a pause in the pace of jobs growth led the stock market to lose some of its momentum in April.

For the period overall, the S&P 500 Index, a bellwether for the broad U.S. stock market, returned 0.43%. Equities in the international developed markets outside the United States, as represented by the MSCI EAFE Index [ND], underperformed, returning –3.07% for the period. Emerging-market stocks slipped –0.13%, as measured by the MSCI Emerging

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 700 Fund	7

Markets Index [ND]. On the fixed-income side, the Barclays U.S. Aggregate Bond Index returned 2.82% for the period, while the JPMorgan Developed High Yield Index was up 1.56%.

Would you please summarize the fund’s overall investment strategy?

Putnam Absolute Return 700 Fund seeks to earn a positive total return that exceeds the return of U.S. Treasury bills by 7% on an annualized basis over a reasonable time period [generally at least three years or more] regardless of market conditions.

We seek to do this by utilizing both directional and non-directional strategies. Directional strategies look to capitalize on opportunities in global markets based on our assessment of broad market trends. The trends may involve either positive or negative market movements. Non-directional strategies seek to add value regardless of global market trends. We shift the composition of the portfolio’s risk between directional and non-directional strategies based on our active views of the relative potential of these approaches. In addition, the portfolio’s total risk exposure is adjusted based on our outlook and current market conditions. We use a variety of security types and other tools to implement our investment process as we seek to manage various global risks.

How did directional strategies influence the fund’s performance during the six-month reporting period?

The fund’s exposure to interest-rate risk was a significant positive contributor to fund performance overall. Within interest-rate risk, the positioning in U.S. 10-year Treasury swaps — derivative instruments that provide interest-rate exposure to the asset class — was the biggest driver of returns.

In the fourth quarter of 2015, we had exposure to corporate credit risk. We felt spreads at then-current levels more than compensated

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Absolute Return 700 Fund

investors for the underlying risk of corporate default. Within the fund, we can use high-yield credit default swaps — derivative instruments designed to provide exposure to movements in credit spreads. These credit exposures, however, hurt the portfolio through the end of 2015, but finished slightly positive over the second half of the period.

Positioning in directional inflation risk detracted for the period, although we have had minimal exposure here.

How did the fund’s non-directional strategies perform during the period?

Non-directional strategies overall detracted from fund performance for the period, although some strategies did add value. Commodity alpha strategies — proprietary strategies that seek to add value outside of broad commodity market performance — were positive contributors over the reporting period. Within our equity selection alpha strategies, a forensic accounting trade that identifies companies using aggressive accounting practices and shorts them relative to an index, added value. A quantitatively driven sector-selection strategy also finished positive for the period. This stock strategy allowed us to target specific sectors of equity markets and establish either long or short positions.

Which strategies didn’t work as well during the period?

There were a few strategies that did not work well over the period. Equity selection alpha strategies were the biggest detractor. Quantitatively driven selection strategies — stock screens that allow us to establish either short or long positions in specific stock markets — in the United States and emerging markets were both notable detractors. Our concentrated international alpha strategy, which quantitatively identifies long/short opportunities across five developed markets, was another underperformer. Another

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 700 Fund	9

strategy that underperformed was in a fixed-income selection alpha trade that focuses on securitized credit, primarily mortgages.

What is your outlook for the investment environment as we head into the summer months?

Looking forward, we continue to expect lower asset class returns and heightened volatility. We believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the remainder of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to derail the U.S. economy’s modest growth trajectory. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the rally in equities is now in its seventh year, which could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

In the high-yield bond space, we are somewhat wary of tighter credit conditions both in the United States and overseas, and we maintain a neutral positioning in this space for the time being.

We continue to hold positions in rate-sensitive fixed income, in part because we believe the asset class tends to be negatively correlated with the performance of risk assets, such as equities and high-yield bonds, which can help improve the portfolio’s diversification. Additionally, we believe that yield-starved global investors may continue to seek out rate-sensitive fixed-income opportunities.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are: James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

10 Absolute Return 700 Fund

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

Absolute Return 700 Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	39.95%	31.90%	32.31%	32.31%	32.36%	32.36%	34.49%	29.78%	36.92%	42.71%	42.30%
Annual average	4.68	3.84	3.88	3.88	3.89	3.89	4.11	3.61	4.37	4.96	4.92

5 years	11.11	4.73	7.04	5.22	6.97	6.97	8.40	4.61	9.67	12.87	12.55
Annual average	2.13	0.93	1.37	1.02	1.36	1.36	1.63	0.90	1.86	2.45	2.39

3 years	4.35	–1.65	2.02	–0.66	1.93	1.93	2.80	–0.79	3.53	5.36	5.10
Annual average	1.43	–0.55	0.67	–0.22	0.64	0.64	0.93	–0.27	1.16	1.76	1.67

1 year	–4.52	–10.01	–5.28	–9.68	–5.34	–6.21	–5.01	–8.33	–4.85	–4.29	–4.29

6 months	–4.60	–10.08	–4.89	–9.31	–5.02	–5.91	–4.85	–8.18	–4.77	–4.44	–4.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12 Absolute Return 700 Fund

Comparative index returns For periods ended 4/30/16

	BofA Merrill Lynch	Barclays
	U.S. Treasury	U.S. Aggregate
	Bill Index	Bond Index	S&P 500 Index

Life of fund	1.15%	37.32%	180.31%
Annual average	0.16	4.41	15.05

5 years	0.56	19.32	68.63
Annual average	0.11	3.60	11.02

3 years	0.34	7.02	37.71
Annual average	0.11	2.29	11.26

1 year	0.19	2.72	1.21

6 months	0.15	2.82	0.43

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.806		$0.715	$0.729	$0.755		$0.771	$0.842	$0.834

Capital gains

Long-term gains	0.121		0.121	0.121	0.121		0.121	0.121	0.121

Short-term gains	—		—	—	—		—	—	—

Total	$0.927		$0.836	$0.850	$0.876		$0.892	$0.963	$0.955

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$12.45	$13.21	$12.16	$12.16	$12.25	$12.69	$12.31	$12.51	$12.47

4/30/16	10.96	11.63	10.74	10.71	10.79	11.18	10.84	11.00	10.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Absolute Return 700 Fund 13

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	39.82%	31.78%	32.19%	32.19%	32.36%	32.36%	34.36%	29.66%	36.92%	42.58%	42.17%
Annual average	4.72	3.87	3.91	3.91	3.93	3.93	4.15	3.64	4.42	5.00	4.96

5 years	13.29	6.77	9.05	7.21	9.09	9.09	10.44	6.58	11.93	15.08	14.75
Annual average	2.53	1.32	1.75	1.40	1.75	1.75	2.01	1.28	2.28	2.85	2.79

3 years	4.51	–1.50	2.18	–0.51	2.18	2.18	2.96	–0.64	3.79	5.53	5.34
Annual average	1.48	–0.50	0.72	–0.17	0.72	0.72	0.98	–0.21	1.25	1.81	1.75

1 year	–5.06	–10.52	–5.83	–10.20	–5.80	–6.67	–5.63	–8.94	–5.31	–4.76	–4.83

6 months	–2.17	–7.79	–2.58	–7.10	–2.54	–3.44	–2.47	–5.89	–2.31	–2.02	–2.01

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 10/31/15	1.27%	2.02%	2.02%	1.77%	1.52%	0.94%	1.02%

Annualized expense ratio for the
six-month period ended 4/30/16*	1.19%	1.94%	1.94%	1.69%	1.44%	0.86%	0.94%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.15% from annualizing the performance fee adjustment for the six months ended 4/30/16.

14 Absolute Return 700 Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.78	$9.41	$9.40	$8.20	$6.99	$4.18	$4.57

Ending value (after expenses)	$954.00	$951.10	$949.80	$951.50	$952.30	$955.60	$955.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.97	$9.72	$9.72	$8.47	$7.22	$4.32	$4.72

Ending value (after expenses)	$1,018.95	$1,015.22	$1,015.22	$1,016.46	$1,017.70	$1,020.59	$1,020.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Absolute Return 700 Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

16 Absolute Return 700 Fund

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries. You cannot invest directly in an index.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Absolute Return 700 Fund 17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Absolute Return 700 Fund

The fund’s portfolio 4/30/16 (Unaudited)

COMMON STOCKS (35.5%)*	Shares	Value

Basic materials (1.5%)
Bemis Co., Inc.	13,200	$662,376

Braskem SA Class A (Preference) (Brazil)	383,900	2,740,349

China Lesso Group Holdings, Ltd. (China)	2,194,000	1,205,132

China Railway Construction Corp., Ltd. (China)	2,155,000	2,711,972

Graphic Packaging Holding Co.	69,000	916,320

Hyosung Corp. (South Korea)	24,428	2,616,183

IRPC PCL (Thailand)	7,946,100	1,160,181

Lee & Man Paper Manufacturing, Ltd. (China)	465,000	303,539

Petronas Chemicals Group Bhd (Malaysia)	488,200	838,616

PTT Global Chemical PCL (Thailand)	1,729,800	3,095,119

Sappi, Ltd. (South Africa) †	144,748	627,734

Sherwin-Williams Co. (The)	3,800	1,091,778

Siam Cement PCL (The) (Thailand)	62,450	874,969

Sonoco Products Co.	11,600	543,924

19,388,192
Capital goods (2.0%)
Allison Transmission Holdings, Inc.	55,000	1,584,550

AptarGroup, Inc.	5,800	440,800

Avery Dennison Corp.	26,500	1,924,165

Boeing Co. (The)	23,200	3,127,360

BWX Technologies, Inc.	15,500	517,545

China Railway Group, Ltd. (China)	368,000	287,765

Crown Holdings, Inc. †	14,100	746,736

General Dynamics Corp.	34,700	4,876,044

Honeywell International, Inc.	1,700	194,259

Lockheed Martin Corp.	1,600	371,808

Northrop Grumman Corp.	24,100	4,970,866

Raytheon Co.	37,300	4,712,855

Waste Management, Inc.	61,200	3,597,948

27,352,701
Communication services (3.2%)
AT&T, Inc.	63,100	2,449,542

China Mobile, Ltd. (China)	571,500	6,500,460

DISH Network Corp. Class A †	396,800	19,558,272

Globe Telecom, Inc. (Philippines)	17,745	829,954

Juniper Networks, Inc.	129,900	3,039,660

MTN Group, Ltd. (South Africa)	215,706	2,275,571

Telkom SA SOC, Ltd. (South Africa)	437,959	1,752,115

Verizon Communications, Inc.	121,717	6,200,264

42,605,838
Consumer cyclicals (4.5%)
Alfa SAB de CV (Mexico)	445,483	837,903

Automatic Data Processing, Inc.	57,600	5,094,144

AutoZone, Inc. †	5,400	4,132,242

Belle International Holdings, Ltd. (China)	1,224,000	745,007

China Dongxiang Group Co., Ltd. (China)	2,738,000	563,887

Clorox Co. (The)	2,900	363,167

Copart, Inc. †	13,200	565,488

Absolute Return 700 Fund 19

COMMON STOCKS (35.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Dolby Laboratories, Inc. Class A	7,100	$338,031

Dollar General Corp.	60,700	4,971,937

Ecolab, Inc.	6,200	712,876

Gartner, Inc. †	9,500	828,115

Hankook Tire Co., Ltd. (South Korea)	7,015	326,779

Home Depot, Inc. (The)	5,400	723,006

Hyatt Hotels Corp. Class A †	10,600	507,528

Imperial Holdings, Ltd. (South Africa)	28,849	304,054

John Wiley & Sons, Inc. Class A	6,000	297,540

Kia Motors Corp. (South Korea)	73,296	3,073,642

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	1,188,369	2,825,067

KOC Holding AS (Turkey)	96,752	505,179

Liberty Braves Group Class A †	2,080	32,531

Liberty Media Group Class A †	5,200	95,160

Liberty SiriusXM Group Class A †	20,800	681,616

MSG Networks, Inc. Class A †	15,700	268,313

News Corp. Class B	17,400	225,504

NIKE, Inc. Class B	88,700	5,227,978

O’Reilly Automotive, Inc. †	10,100	2,653,068

Omnicom Group, Inc.	2,072	171,914

Scotts Miracle-Gro Co. (The) Class A	5,900	417,602

ServiceMaster Global Holdings, Inc. †	26,600	1,019,312

Sirius XM Holdings, Inc. †	652,700	2,578,165

Smiles SA (Brazil)	140,156	1,626,001

Target Corp.	66,000	5,247,000

Teco Electric and Machinery Co., Ltd. (Taiwan)	921,000	726,135

Thomson Reuters Corp. (Canada)	26,100	1,073,493

Top Glove Corp. Bhd (Malaysia)	674,800	856,639

Truworths International, Ltd. (South Africa)	318,523	2,381,515

Twenty-First Century Fox, Inc.	105,400	3,174,648

Vantiv, Inc. Class A †	48,100	2,623,374

Visteon Corp.	13,500	1,075,545

Wal-Mart Stores, Inc.	3,200	213,984

World Fuel Services Corp.	9,500	443,935

60,529,024
Consumer staples (3.7%)
Altria Group, Inc.	97,531	6,116,169

Arca Continental SAB de CV (Mexico)	266,323	1,837,132

Colgate-Palmolive Co.	54,600	3,872,232

Constellation Brands, Inc. Class A	30,000	4,681,800

Grape King Bio, Ltd. (Taiwan)	91,000	547,124

Gruma SAB de CV Class B (Mexico)	194,488	2,834,914

Hormel Foods Corp.	45,400	1,750,170

JBS SA (Brazil)	837,451	2,201,223

Kroger Co. (The)	117,300	4,151,247

KT&G Corp. (South Korea)	34,493	3,721,905

LG Household & Health Care, Ltd. (South Korea)	3,540	3,118,801

Match Group, Inc. †	23,600	269,040

20 Absolute Return 700 Fund

COMMON STOCKS (35.5%)* cont.	Shares	Value

Consumer staples cont.
McDonald’s Corp.	47,968	$6,067,472

PepsiCo, Inc.	43,000	4,427,280

Sao Martinho SA (Brazil)	44,401	577,468

Sysco Corp.	65,100	2,999,157

49,173,134
Energy (2.0%)
Bangchak Petroleum PCL (The) (Thailand)	1,841,800	1,634,578

California Resources Corp.	3,623	7,971

Ecopetrol SA ADR (Colombia)	61,371	610,028

Exxon Mobil Corp.	106,731	9,435,020

Formosa Petrochemical Corp. (Taiwan)	985,000	2,794,879

Frank’s International NV (Netherlands)	12,400	206,460

Occidental Petroleum Corp.	38,100	2,920,365

Schlumberger, Ltd.	51,700	4,153,578

SK Innovation Co., Ltd. (South Korea)	6,743	909,097

Thai Oil PCL (Thailand)	1,021,400	1,929,928

Tupras Turkiye Petrol Rafinerileri AS (Turkey)	55,758	1,470,262

Vantage Drilling International (Units) (Cayman Islands) †	1,527	145,065

26,217,231
Financials (7.5%)
Agricultural Bank of China, Ltd. (China)	8,105,000	2,923,667

Allied World Assurance Co. Holdings AG	27,000	960,660

American Capital Agency Corp. R	146,700	2,694,879

American Financial Group, Inc.	9,600	663,456

Annaly Capital Management, Inc. R	59,100	615,822

Aspen Insurance Holdings, Ltd.	11,600	537,660

Assurant, Inc.	4,600	389,022

AvalonBay Communities, Inc. R	18,500	3,270,615

Banco Bradesco SA ADR (Brazil)	277,835	2,075,425

Bank Negara Indonesia Persero Tbk PT (Indonesia)	4,967,700	1,723,344

Bank of Communications Co., Ltd. (China)	4,208,000	2,648,891

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	3,922,600	3,070,777

Broadridge Financial Solutions, Inc.	15,500	927,520

BS Financial Group, Inc. (South Korea)	109,851	889,272

Capital One Financial Corp.	71,000	5,139,690

Care Capital Properties, Inc. R	13,900	370,713

Cathay Financial Holding Co., Ltd. (Taiwan)	1,188,000	1,326,193

Chimera Investment Corp. R	58,100	825,020

China Cinda Asset Management Co., Ltd. (China)	6,485,000	2,115,411

China Construction Bank Corp. (China)	4,196,000	2,673,277

China Galaxy Securities Co., Ltd. (China)	1,965,000	1,703,811

Chongqing Rural Commercial Bank Co., Ltd. (China)	4,408,000	2,310,957

CoreLogic, Inc. †	12,800	454,144

DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	1,243,289	868,203

Discover Financial Services	8,500	478,295

Dubai Islamic Bank PJSC (United Arab Emirates)	540,122	858,477

Endurance Specialty Holdings, Ltd.	7,800	499,044

Equity Commonwealth † R	15,900	443,769

Everest Re Group, Ltd.	4,986	921,911

Absolute Return 700 Fund 21

COMMON STOCKS (35.5%)* cont.	Shares	Value

Financials cont.
Four Corners Property Trust, Inc. R	20,900	$370,975

Guangzhou R&F Properties Co., Ltd. (China)	1,798,000	2,505,679

Hanover Insurance Group, Inc. (The)	1,800	154,368

Highwealth Construction Corp. (Taiwan)	845,000	1,267,681

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	63,556	1,768,298

Industrial & Commercial Bank of China, Ltd. (China)	3,517,000	1,889,689

Industrial Bank of Korea (South Korea)	263,792	2,795,294

Liberty Holdings, Ltd. (South Africa)	234,727	2,304,953

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	496,048	689,090

MFA Financial, Inc. R	76,600	529,306

Moscow Exchange MICEXRTS OAO (Russia)	1,938,131	3,060,799

People’s Insurance Co. Group of China, Ltd. (China)	6,984,000	2,791,612

PNC Financial Services Group, Inc. (The)	45,500	3,993,990

Popular, Inc. (Puerto Rico)	18,500	549,820

ProAssurance Corp.	7,600	362,748

Public Storage R	5,200	1,273,012

Reinsurance Group of America, Inc.	6,200	590,364

RenaissanceRe Holdings, Ltd.	7,554	837,814

Sberbank of Russia PJSC ADR (Russia)	551,486	4,427,493

Shinhan Financial Group Co., Ltd. (South Korea)	26,836	980,107

SLM Corp. †	118,300	800,891

Starwood Property Trust, Inc. R	64,300	1,244,848

Synchrony Financial †	155,300	4,747,521

TCF Financial Corp.	31,500	429,660

Two Harbors Investment Corp. R	76,900	602,127

U.S. Bancorp	44,200	1,886,898

Validus Holdings, Ltd.	16,500	760,485

Voya Financial, Inc.	50,700	1,646,229

Wells Fargo & Co.	145,580	7,276,088

XL Group PLC	83,300	2,726,409

99,644,173
Health care (3.3%)
AmerisourceBergen Corp.	45,700	3,889,070

BioRad Laboratories, Inc. Class A †	3,200	453,920

Cardinal Health, Inc.	43,528	3,415,207

Charles River Laboratories International, Inc. †	4,800	380,496

DaVita HealthCare Partners, Inc. †	29,700	2,194,830

Johnson & Johnson	79,585	8,919,887

McKesson Corp.	24,900	4,178,718

MEDNAX, Inc. †	10,800	769,932

Merck & Co., Inc.	43,627	2,392,505

PerkinElmer, Inc.	18,800	947,896

Pfizer, Inc.	204,600	6,692,466

Richter Gedeon Nyrt (Hungary)	144,823	2,878,239

Thermo Fisher Scientific, Inc.	35,500	5,120,875

Waters Corp. †	9,100	1,184,456

		43,418,497

22 Absolute Return 700 Fund

COMMON STOCKS (35.5%)* cont.	Shares	Value

Technology (5.2%)
Accenture PLC Class A	41,400	$4,674,888

Amdocs, Ltd.	21,000	1,187,340

Apple, Inc.	40,505	3,796,939

Brocade Communications Systems, Inc.	88,500	850,485

Cisco Systems, Inc.	243,100	6,682,819

Computer Sciences Corp.	17,300	573,149

CSRA, Inc.	19,600	508,816

DST Systems, Inc.	18,200	2,196,376

eBay, Inc. †	174,300	4,258,149

Everlight Electronics Co., Ltd. (Taiwan)	532,000	744,321

Fidelity National Information Services, Inc.	17,700	1,164,660

Fiserv, Inc. †	28,400	2,775,248

Genpact, Ltd. †	20,200	563,378

Gentex Corp.	12,500	200,500

Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,854,000	4,389,479

Ingram Micro, Inc. Class A	23,600	824,820

Inventec Corp. (Taiwan)	1,783,000	1,173,477

Leidos Holdings, Inc.	11,600	575,476

Maxim Integrated Products, Inc.	121,900	4,354,268

Microsoft Corp.	37,123	1,851,324

NetEase, Inc. ADR (China)	22,572	3,175,880

Paychex, Inc.	74,100	3,862,092

Samsung Electronics Co., Ltd. (South Korea)	9,060	9,851,809

Synopsys, Inc. †	20,400	969,408

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	125,657	2,964,249

Tencent Holdings, Ltd. (China)	125,200	2,540,599

WNS Holdings, Ltd. ADR (India) †	37,037	1,173,703

Xilinx, Inc.	20,200	870,216

68,753,868
Transportation (1.1%)
China Southern Airlines Co., Ltd. (China)	3,644,000	2,264,273

MISC Bhd (Malaysia)	902,200	1,949,662

OHL Mexico SAB de CV (Mexico) †	454,815	747,334

Southwest Airlines Co.	3,500	156,135

TAV Havalimanlari Holding AS (Turkey)	62,779	365,933

Turk Hava Yollari AO (Turkey) †	865,458	2,134,090

United Parcel Service, Inc. Class B	52,999	5,568,605

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,726,300	1,265,252

14,451,284
Utilities and power (1.5%)
AK Transneft OAO (Preference) (Russia) †	656	2,030,398

American Electric Power Co., Inc.	31,300	1,987,550

American Water Works Co., Inc.	12,900	938,604

Korea Electric Power Corp. (South Korea)	75,540	4,089,230

PG&E Corp.	48,800	2,840,160

Southern Co. (The)	96,200	4,819,620

Tenaga Nasional Bhd (Malaysia)	969,900	3,560,637

		20,266,199

Total common stocks (cost $442,127,527)		$471,800,141

Absolute Return 700 Fund 23

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (25.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.2%)
Government National Mortgage Association Pass-Through Certificates
4.687s, June 20, 2045	$189,400	$213,748
4.654s, June 20, 2045	816,326	921,433
4.554s, May 20, 2045	405,553	456,443
4.524s, June 20, 2065	397,411	445,929
4.516s, June 20, 2045	400,057	448,177
4.468s, May 20, 2065	805,961	898,733
4.413s, June 20, 2065	200,242	223,443
3 1/2s, TBA, May 1, 2046	12,000,000	12,676,874

U.S. Government Agency Mortgage Obligations (24.0%)		16,284,780
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3 1/2s, TBA, May 1, 2046	1,000,000	1,047,539

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, January 1, 2038	1,634,186	1,845,243
5 1/2s, TBA, May 1, 2046	1,000,000	1,119,766
4 1/2s, November 1, 2044	1,552,372	1,711,976
4 1/2s, TBA, May 1, 2046	1,000,000	1,088,906
4s, May 1, 2044	649,761	696,184
3 1/2s, with due dates from June 1, 2042 to January 1, 2046	3,617,203	3,819,712
3 1/2s, TBA, June 1, 2046	12,000,000	12,557,344
3 1/2s, TBA, May 1, 2046	24,000,000	25,156,874
3s, with due dates from February 1, 2043 to February 1, 2043	1,537,645	1,581,552
3s, TBA, May 1, 2046	261,000,000	267,626,947

		318,252,043

Total U.S. government and agency mortgage obligations (cost $334,021,991)		$334,536,823

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, February 15, 2041 [i]	$88,777	$115,593

Total U.S. treasury obligations (cost $115,593)		$115,593

MORTGAGE-BACKED SECURITIES (13.5%)*	Principal amount	Value

Agency collateralized mortgage obligations (8.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2990, Class LB, 15.84s, 2034	$301,897	$390,882
IFB Ser. 3232, Class KS, IO, 5.867s, 2036	508,190	86,392
IFB Ser. 4104, Class S, IO, 5.667s, 2042	758,656	162,930
IFB Ser. 3116, Class AS, IO, 5.667s, 2034	189,937	2,849
IFB Ser. 4096, Class SM, IO, 5.617s, 2042	5,584,159	1,059,672
IFB Ser. 3852, Class NT, 5.567s, 2041	1,769,369	1,831,274
Ser. 3687, Class CI, IO, 5s, 2038	1,266,900	142,367
Ser. 4322, Class ID, IO, 4 1/2s, 2043	5,799,340	822,956
Ser. 4122, Class TI, IO, 4 1/2s, 2042	1,422,667	216,815
Ser. 4568, Class MI, IO, 4s, 2046	11,296,500	1,468,545
Ser. 4462, IO, 4s, 2045	2,446,198	423,217
Ser. 4425, IO, 4s, 2045	7,069,806	891,432
Ser. 4462, Class KI, IO, 4s, 2045	6,675,096	1,098,520

24 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4452, Class QI, IO, 4s, 2044	$5,869,230	$896,433
Ser. 4355, Class DI, IO, 4s, 2044	5,416,118	467,411
Ser. 4193, Class PI, IO, 4s, 2043	3,381,560	505,066
Ser. 4121, Class MI, IO, 4s, 2042	4,104,662	764,493
Ser. 4116, Class MI, IO, 4s, 2042	3,496,463	620,794
Ser. 4213, Class GI, IO, 4s, 2041	2,517,845	293,077
Ser. 3996, Class IK, IO, 4s, 2039	4,451,922	398,537
Ser. 4013, Class AI, IO, 4s, 2039	5,505,338	519,675
Ser. 4305, Class KI, IO, 4s, 2038	8,380,169	585,600
Ser. 4369, Class IA, IO, 3 1/2s, 2044	1,734,590	269,607
Ser. 303, Class C18, IO, 3 1/2s, 2043	4,707,200	816,148
Ser. 4150, IO, 3 1/2s, 2043	3,677,548	671,754
Ser. 4121, Class AI, IO, 3 1/2s, 2042	6,464,681	1,175,343
Ser. 4122, Class CI, IO, 3 1/2s, 2042	5,312,668	665,125
Ser. 4136, Class IW, IO, 3 1/2s, 2042	3,474,640	455,813
Ser. 4166, Class PI, IO, 3 1/2s, 2041	2,656,686	349,280
Ser. 4097, Class PI, IO, 3 1/2s, 2040	4,223,997	442,949
Ser. 304, Class C37, IO, 3 1/2s, 2027	1,123,319	119,269
Ser. 4150, Class DI, IO, 3s, 2043	3,167,738	372,209
Ser. 4158, Class TI, IO, 3s, 2042	6,059,711	650,934
Ser. 4165, Class TI, IO, 3s, 2042	6,947,568	727,410
Ser. 4134, Class PI, IO, 3s, 2042	7,879,553	898,978
Ser. 4183, Class MI, IO, 3s, 2042	2,354,567	239,930
Ser. 4206, Class IP, IO, 3s, 2041	4,817,874	505,993
Ser. 4433, Class DI, IO, 3s, 2032	7,323,059	612,135
Ser. 3939, Class EI, IO, 3s, 2026	4,725,341	324,278
FRB Ser. 8, Class A9, IO, 0.451s, 2028	161,177	2,216
FRB Ser. 59, Class 1AX, IO, 0.273s, 2043	410,672	4,139
Ser. 48, Class A2, IO, 0.212s, 2033	609,433	4,571

Federal National Mortgage Association
IFB Ser. 05-74, Class NK, 25.306s, 2035	63,379	98,925
IFB Ser. 05-122, Class SE, 21.564s, 2035	146,191	217,039
IFB Ser. 11-4, Class CS, 12.022s, 2040	822,573	1,012,704
IFB Ser. 13-103, Class SK, IO, 5.481s, 2043	1,227,068	297,459
IFB Ser. 13-101, Class SE, IO, 5.461s, 2043	3,842,948	933,465
Ser. 397, Class 2, IO, 5s, 2039	41,361	7,407
Ser. 15-4, IO, 4 1/2s, 2045	2,553,425	475,667
Ser. 421, Class C6, IO, 4s, 2045	4,144,954	661,207
Ser. 14-47, Class IP, IO, 4s, 2044	7,679,282	928,825
Ser. 12-124, Class UI, IO, 4s, 2042	4,427,259	761,931
Ser. 12-118, Class PI, IO, 4s, 2042	4,080,375	699,153
Ser. 13-11, Class IP, IO, 4s, 2042	4,494,482	734,646
Ser. 12-96, Class PI, IO, 4s, 2041	1,069,138	146,116
Ser. 12-40, Class MI, IO, 4s, 2041	2,666,029	391,152
Ser. 12-22, Class CI, IO, 4s, 2041	3,884,170	520,024
Ser. 12-62, Class MI, IO, 4s, 2041	3,287,794	406,043
Ser. 409, Class C16, IO, 4s, 2040	509,730	76,781

Absolute Return 700 Fund 25

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 14-95, Class TI, IO, 4s, 2039	$6,467,423	$617,639
Ser. 12-104, Class HI, IO, 4s, 2027	5,079,639	603,590
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	2,089,098	223,388
Ser. 417, Class C24, IO, 3 1/2s, 2042	2,768,711	473,125
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	6,465,994	1,166,493
Ser. 12-136, Class PI, IO, 3 1/2s, 2042	2,849,366	283,667
Ser. 14-10, IO, 3 1/2s, 2042	2,921,490	337,453
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	2,843,152	273,614
Ser. 14-76, IO, 3 1/2s, 2039	7,253,116	771,863
Ser. 12-110, Class BI, IO, 3 1/2s, 2039	3,811,755	367,037
Ser. 13-21, Class AI, IO, 3 1/2s, 2033	3,609,627	532,039
Ser. 78, Class KI, IO, 3 1/2s, 2027	1,515,914	168,269
Ser. 12-151, Class PI, IO, 3s, 2043	2,746,689	326,032
Ser. 13-1, Class MI, IO, 3s, 2043	5,171,284	480,050
Ser. 13-8, Class NI, IO, 3s, 2042	4,969,295	528,538
Ser. 6, Class BI, IO, 3s, 2042	5,634,981	455,870
Ser. 13-35, Class IP, IO, 3s, 2042	2,776,804	259,566
Ser. 13-23, Class PI, IO, 3s, 2041	3,515,502	265,210
Ser. 13-66, Class IP, IO, 3s, 2041	8,330,565	718,928
Ser. 13-31, Class NI, IO, 3s, 2041	5,095,813	419,699
Ser. 13-7, Class EI, IO, 3s, 2040	3,952,949	469,613
Ser. 12-100, Class WI, IO, 3s, 2027	11,083,827	1,097,849
FRB Ser. 03-W10, Class 1, IO, 0.711s, 2043	210,264	3,294
Ser. 98-W2, Class X, IO, 0.697s, 2028	1,014,486	49,456
Ser. 98-W5, Class X, IO, 0.538s, 2028	310,270	15,126
Ser. 08-36, Class OV, PO, zero %, 2036	19,869	17,674

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.269s, 2036	1,430,714	153,573
Ser. 09-79, Class IC, IO, 6s, 2039	4,497,453	870,662
IFB Ser. 13-129, Class SN, IO, 5.711s, 2043	881,595	143,259
IFB Ser. 14-41, Class SK, IO, 5.664s, 2044	4,908,891	908,145
IFB Ser. 13-99, Class VS, IO, 5.664s, 2043	1,070,228	189,794
Ser. 14-182, Class KI, IO, 5s, 2044	5,352,409	930,623
Ser. 14-133, Class IP, IO, 5s, 2044	4,135,503	746,955
Ser. 14-122, Class IC, IO, 5s, 2044	3,799,818	724,663
Ser. 14-76, IO, 5s, 2044	3,019,543	526,740
Ser. 14-163, Class NI, IO, 5s, 2044	3,291,846	599,226
Ser. 14-25, Class QI, IO, 5s, 2044	3,822,894	661,819
Ser. 14-2, Class IC, IO, 5s, 2044	5,670,976	1,177,206
Ser. 13-3, Class IT, IO, 5s, 2043	1,025,869	180,595
Ser. 11-116, Class IB, IO, 5s, 2040	624,874	23,137
Ser. 10-35, Class UI, IO, 5s, 2040	887,690	160,916
Ser. 10-20, Class UI, IO, 5s, 2040	1,526,790	254,470
Ser. 10-9, Class UI, IO, 5s, 2040	4,248,688	765,384
Ser. 09-121, Class UI, IO, 5s, 2039	3,798,242	683,076
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	2,142,451	342,792
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	1,202,869	193,205

26 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	$160,873	$18,481
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	2,156,498	345,018
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	1,033,844	176,604
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	1,918,851	310,430
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,359,268	227,554
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	794,727	169,809
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	3,751,966	760,676
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	4,142,425	496,594
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,222,574	113,322
Ser. 15-186, Class AI, IO, 4s, 2045	8,407,168	1,247,960
Ser. 15-99, Class LI, IO, 4s, 2045	3,685,636	372,831
Ser. 15-64, Class IG, IO, 4s, 2045	5,478,075	1,031,850
Ser. 15-53, Class MI, IO, 4s, 2045	4,667,591	1,027,897
Ser. 15-40, IO, 4s, 2045	1,329,980	277,682
Ser. 15-40, Class KI, IO, 4s, 2044	3,500,097	652,559
Ser. 14-149, Class IP, IO, 4s, 2044	5,141,250	761,989
Ser. 14-63, Class PI, IO, 4s, 2043	1,918,509	251,900
Ser. 13-24, Class PI, IO, 4s, 2042	1,606,235	230,847
Ser. 12-138, Class AI, IO, 4s, 2042	2,871,669	541,361
Ser. 12-106, Class QI, IO, 4s, 2042	948,670	147,630
Ser. 12-38, Class MI, IO, 4s, 2042 F	5,407,000	937,711
Ser. 12-47, Class CI, IO, 4s, 2042	1,695,347	262,148
Ser. 14-104, IO, 4s, 2042	4,897,099	812,771
Ser. 12-50, Class PI, IO, 4s, 2041	2,481,212	332,482
Ser. 14-162, Class DI, IO, 4s, 2038	2,911,018	247,091
Ser. 14-133, Class AI, IO, 4s, 2036	5,881,921	583,613
Ser. 13-53, Class IA, IO, 4s, 2026	2,811,771	318,642
Ser. 15-64, Class PI, IO, 3 1/2s, 2045	5,342,313	513,343
Ser. 15-52, Class IK, IO, 3 1/2s, 2045	6,648,785	1,142,283
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	4,553,981	656,169
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	1,717,179	341,696
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	2,016,495	321,173
Ser. 13-102, Class IP, IO, 3 1/2s, 2043	2,188,526	163,897
Ser. 13-76, IO, 3 1/2s, 2043	5,311,819	557,316
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	4,477,570	458,593
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	3,309,381	289,306
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	2,366,941	226,067
Ser. 12-145, IO, 3 1/2s, 2042	1,574,641	250,428
Ser. 13-14, IO, 3 1/2s, 2042	9,478,141	1,005,915
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	1,257,422	119,744
Ser. 12-136, Class BI, IO, 3 1/2s, 2042	5,947,112	1,060,965
Ser. 12-92, Class AI, IO, 3 1/2s, 2042	1,799,573	191,739
Ser. 13-37, Class LI, IO, 3 1/2s, 2042	1,703,175	176,410
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	2,977,625	237,972
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	2,502,287	306,005
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	2,257,183	162,876
Ser. 13-157, Class IA, IO, 3 1/2s, 2040	5,037,524	570,353

Absolute Return 700 Fund 27

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-90, Class HI, IO, 3 1/2s, 2040	$6,701,492	$305,521
Ser. 13-79, Class XI, IO, 3 1/2s, 2039	6,114,931	712,997
Ser. 183, Class AI, IO, 3 1/2s, 2039	3,129,093	338,931
Ser. 15-118, Class EI, IO, 3 1/2s, 2039	4,405,481	462,403
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	4,949,489	557,971
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	1,917,784	214,164
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	8,554,984	898,273
Ser. 15-82, Class GI, IO, 3 1/2s, 2038	10,849,116	1,038,043
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	5,410,673	735,603
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	5,657,631	746,724
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	2,688,868	356,466
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	1,760,801	197,263
Ser. 14-115, Class QI, IO, 3s, 2029	3,239,001	299,608
Ser. 13-H08, IO, 2.926s, 2063	9,255,401	729,326
Ser. 15-H22, Class GI, IO, 2.568s, 2065	5,668,041	821,866
Ser. 16-H04, Class HI, IO, 2.362s, 2065	3,627,603	443,656
Ser. 15-H09, Class AI, IO, 2.085s, 2065	8,350,640	911,055
Ser. 16-H03, Class AI, IO, 2.058s, 2066	6,904,816	785,623
FRB Ser. 15-H16, Class XI, IO, 2.035s, 2065	8,989,407	1,153,341
Ser. 15-H20, Class CI, IO, 2.028s, 2065	10,026,408	1,244,347
Ser. 15-H24, Class HI, IO, 2.024s, 2065	15,872,456	1,360,269
Ser. 15-H26, Class DI, IO, 1.997s, 2065	7,708,259	928,845
Ser. 15-H25, Class BI, IO, 1.991s, 2065	10,402,104	1,257,614
Ser. 15-H15, Class JI, IO, 1.94s, 2065	7,442,093	899,749
Ser. 16-H02, Class BI, IO, 1.918s, 2065	8,474,446	923,554
Ser. 15-H19, Class NI, IO, 1.909s, 2065	13,118,283	1,537,463
Ser. 16-H04, Class KI, IO, 1.891s, 2066	6,669,969	643,599
Ser. 15-H25, Class EI, IO, 1.844s, 2065	9,270,797	1,017,006
Ser. 15-H18, Class IA, IO, 1.827s, 2065	6,742,447	639,184
Ser. 15-H10, Class CI, IO, 1.806s, 2065	13,474,992	1,432,755
Ser. 16-H07, Class HI, IO, 1.797s, 2066	8,529,078	840,293
Ser. 15-H26, Class GI, IO, 1.792s, 2065	7,499,429	839,186
Ser. 15-H26, Class EI, IO, 1.718s, 2065	9,752,461	1,042,538
Ser. 14-H21, Class AI, IO, 1.7s, 2064	7,919,197	830,724
Ser. 15-H09, Class BI, IO, 1.697s, 2065	11,856,727	1,152,474
Ser. 15-H10, Class EI, IO, 1.631s, 2065	12,392,751	949,285
Ser. 15-H25, Class AI, IO, 1.612s, 2065	11,181,962	1,056,695
Ser. 15-H24, Class BI, IO, 1.612s, 2065	13,861,538	968,921
Ser. 15-H14, Class BI, IO, 1.589s, 2065	15,594,721	1,194,556
Ser. 16-H08, Class GI, IO, 1.418s, 2066	11,717,000	844,796
Ser. 15-H26, Class CI, IO, 0.575s, 2065	30,293,358	833,067

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	57,232	—
FRB Ser. 98-2, IO, 1.043s, 2027	34,520	—
FRB Ser. 99-2, IO, 0.84s, 2027	81,783	716
FRB Ser. 98-3, IO, zero %, 2027	38,959	—

		108,043,056

28 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (2.7%)
Banc of America Commercial Mortgage Trust
Ser. 06-1, Class B, 5.49s, 2045	$255,000	$256,122
FRB Ser. 07-1, Class XW, IO, 0.508s, 2049	2,253,897	8,796

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 08-1, Class C, 6.476s, 2051	584,000	536,550

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-5, Class D, 5.56s, 2045	373,626	373,691
FRB Ser. 05-1, Class C, 5.516s, 2042	429,000	402,574
Ser. 05-6, Class G, 5.147s, 2047	443,000	427,495
Ser. 05-3, Class AJ, 4.767s, 2043	225,000	204,965

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.095s, 2042	136,632	104

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 06-PW11, Class AJ, 5.557s, 2039	1,014,000	998,790
Ser. 05-PWR7, Class D, 5.304s, 2041	431,000	370,824
Ser. 05-PWR7, Class C, 5.235s, 2041	489,000	492,423
Ser. 05-PWR9, Class C, 5.055s, 2042	281,000	280,663

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.557s, 2039	1,010,000	958,288
FRB Ser. 06-PW11, Class C, 5.557s, 2039	384,000	345,420

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class E, 6.326s, 2044	262,000	254,280

Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19,
Class D, 5.063s, 2047	762,000	642,958

COMM Mortgage Trust FRB Ser. 07-C9, Class D, 6.006s, 2049	350,000	324,188

COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4 1/4s, 2044	604,000	493,882
Ser. 13-LC13, Class E, 3.719s, 2046	391,000	296,466

Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.191s, 2038	191,419	25

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.552s, 2044	1,350,222	1,323,218

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	114,056	113,885

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.557s, 2046	336,000	300,451
FRB Ser. 13-GC10, Class E, 4.557s, 2046	750,000	551,550

GS Mortgage Securities Trust 144A FRB Ser. 06-GG8, Class X,
IO, 0.756s, 2039	35,263,140	38,789

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.715s, 2046	816,000	708,206
FRB Ser. 13-C12, Class E, 4.222s, 2045	1,000,000	759,800

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.284s, 2051	196,500	194,122
FRB Ser. 06-LDP7, Class B, 6.147s, 2045	619,000	306,467
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	463,000	460,685
FRB Ser. 05-LDP2, Class D, 4.941s, 2042	1,000,000	962,150
FRB Ser. 07-LDPX, Class X, IO, 0.472s, 2049	8,844,082	40,675

Absolute Return 700 Fund 29

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.384s, 2051	$658,000	$602,011
FRB Ser. 12-C6, Class F, 5.365s, 2045	432,000	384,264
Ser. 13-C13, Class E, 3.986s, 2046	639,000	501,359
Ser. 13-C10, Class E, 3 1/2s, 2047	553,000	409,441
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	370,000	274,910
Ser. 12-C6, Class G, 2.972s, 2045	800,000	601,680

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.837s, 2040	14,928	14,898

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.916s, 2039	1,703,000	1,668,940
Ser. 06-C6, Class D, 5.502s, 2039	1,187,000	1,008,392
FRB Ser. 06-C6, Class C, 5.482s, 2039	397,000	373,696
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	1,821,890	7,703

Merrill Lynch Mortgage Trust
FRB Ser. 05-CIP1, Class C, 5.706s, 2038	501,000	459,272
FRB Ser. 05-CIP1, Class B, 5.676s, 2038	107,448	106,398
Ser. 04-KEY2, Class D, 5.046s, 2039	256,239	253,871

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	97,000	94,536

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049	295,000	287,950
FRB Ser. 06-4, Class XC, IO, 0.797s, 2049	36,681,159	143,057

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class F, 4.812s, 2045	844,000	702,292
FRB Ser. 13-C11, Class E, 4.56s, 2046	750,000	641,175
FRB Ser. 13-C11, Class F, 4.56s, 2046	1,024,000	781,368
FRB Ser. 12-C6, Class G, 4 1/2s, 2045	2,827,000	2,170,853
Ser. 13-C13, Class F, 3.707s, 2046	1,547,000	1,139,219

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.59s, 2044	274,000	230,237
Ser. 07-HQ11, Class D, 5.587s, 2044	2,100,000	1,784,537
Ser. 07-HQ11, Class C, 5.558s, 2044	1,181,000	1,121,950
Ser. 06-HQ10, Class B, 5.448s, 2041	1,795,000	1,746,330

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C21, Class E, 5.465s, 2044	569,000	524,106

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045	333,000	283,683
FRB Ser. 13-LC12, Class D, 4.433s, 2046	1,072,000	902,694

WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.265s, 2044	305,000	301,188
Ser. 12-C6, Class E, 5s, 2045	533,000	432,423
Ser. 11-C4, Class F, 5s, 2044	851,000	756,369
FRB Ser. 12-C10, Class E, 4.602s, 2045	381,000	299,085
Ser. 13-C12, Class E, 3 1/2s, 2048	570,000	434,226
Ser. 13-C14, Class E, 3 1/4s, 2046	360,000	235,476

		35,108,091

30 Absolute Return 700 Fund

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (2.7%)
BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.506s, 2036	$850,000	$637,784
FRB Ser. 15-RR5, Class 2A3, 1.42s, 2046	460,000	293,574
FRB Ser. 15-RR6, Class 3A2, 1.29s, 2046	440,000	352,132
FRB Ser. 12-RR5, Class 4A8, 0.603s, 2035	2,491,266	2,275,511

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.364s, 2034	292,485	286,479

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.739s,
2025 (Bermuda)	919,000	896,025

Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, 1.337s, 2046	895,132	644,804
FRB Ser. 06-OA7, Class 1A2, 1.317s, 2046	1,836,929	1,396,066
FRB Ser. 05-27, Class 1A6, 1.259s, 2035	774,248	584,557
FRB Ser. 05-38, Class A3, 0.789s, 2035	1,716,357	1,392,788
FRB Ser. 05-59, Class 1A1, 0.769s, 2035	1,616,238	1,295,848
FRB Ser. 06-OC2, Class 2A3, 0.729s, 2036	720,890	648,801
FRB Ser. 06-OA10, Class 4A1, 0.629s, 2046	5,719,474	4,003,631
FRB Ser. 06-OC10, Class 2A2A, 0.619s, 2036	881,884	851,018
FRB Ser. 06-OC8, Class 2A2A, 0.559s, 2036	336,078	325,996

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.939s, 2025	1,154,542	1,240,439
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA2,
Class B, 10.939s, 2028	366,000	352,713
Structured Agency Credit Risk Debt Notes FRB Ser. 16-DNA1,
Class B, 10.439s, 2028	1,064,000	1,019,525
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA3,
Class B, 9.789s, 2028	750,000	711,349
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA2,
Class B, 7.989s, 2027	780,000	748,350

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.189s, 2028	380,000	404,339
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.689s, 2028	1,310,000	1,411,918
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.189s, 2028	770,000	821,382
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.189s, 2028	1,000,000	1,062,770
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.339s, 2028	2,962,500	3,080,111
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.139s, 2028	2,985,000	3,122,597
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
5.989s, 2028	140,000	145,643
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.439s, 2025	2,128,000	2,186,516
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.439s, 2025	140,000	143,877
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.989s, 2025	253,000	259,679

Absolute Return 700 Fund 31

MORTGAGE-BACKED SECURITIES (13.5%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.439s, 2025	$129,000	$129,113
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.439s, 2025	206,000	205,960

GSAA Trust FRB Ser. 07-6, Class 1A1, 0.559s, 2047	406,017	297,408

MortgageIT Trust FRB Ser. 04-1, Class M2, 1.444s, 2034	348,923	301,819

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9,
0.621s, 2047	1,000,000	567,500

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR19, Class A1C3, 0.939s, 2045	403,511	338,949
FRB Ser. 05-AR13, Class A1C3, 0.929s, 2045	1,849,139	1,528,067

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6,
Class 7A2, 2.759s, 2036	223,609	216,467

		36,181,505

Total mortgage-backed securities (cost $192,392,115)		$179,332,652

CORPORATE BONDS AND NOTES (10.3%)*	Principal amount	Value

Basic materials (2.0%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$1,445,000	$1,448,613

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	1,045,000	1,026,713

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.7s,
2025 (Mexico)	2,585,000	2,494,525

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	415,000	363,125

Coveris Holding Corp. 144A company guaranty sr. unsec.
notes 10s, 2018	1,005,000	1,002,488

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	1,125,000	1,080,000

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	440,000	415,800

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	805,000	654,063

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	500,000	451,350

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	1,050,000	1,149,750

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	1,500,000	1,591,875

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	1,431,000	1,212,773

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	960,000	921,600

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	1,335,000	1,229,869

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	2,310,000	2,333,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	3,560,000	3,675,700

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	1,325,000	1,321,688

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	835,000	871,740

32 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (10.3%)* cont.		Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022		$2,262,000	$2,380,755

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021		685,000	472,650

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023		1,073,000	1,067,635

27,165,812
Capital goods (0.8%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		1,520,000	1,582,700

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		1,306,000	1,456,190

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		1,000,000	1,028,750

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)		500,000	493,750

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022		1,190,000	1,035,300

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022		2,540,000	2,555,875

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023		1,000,000	980,000

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024		1,000,000	1,007,500

10,140,065
Communication services (1.4%)
Altice SA 144A company guaranty sr. unsec. notes 7 3/4s,
2022 (Luxembourg)		2,500,000	2,501,250

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		3,000,000	2,827,500

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		2,015,000	1,838,688

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)		200,000	182,000

Digicel, Ltd. 144A sr. unsec. notes 7s, 2020 (Jamaica)		500,000	465,000

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020		2,470,000	2,615,113

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		140,000	46,200

Sprint Communications, Inc. sr. unsec. notes 7s, 2020		1,500,000	1,248,750

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		750,000	785,625

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	115,000	146,940

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	486,000	738,098

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022		$1,350,000	1,225,125

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019		2,025,000	2,030,063

Wind Acquisition Finance SA 144A company guaranty notes
7 3/8s, 2021 (Luxembourg)		1,000,000	890,000

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023		1,955,000	1,490,688

			19,031,040

Absolute Return 700 Fund 33

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Consumer cyclicals (1.4%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	$1,000,000	$897,500

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	2,500,000	2,337,500

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023	2,835,000	2,955,488

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	437,000	243,628

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	885,000	685,875

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	700,000	721,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	2,435,000	2,276,725

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	1,491,000	1,444,406

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	1,084,000	785,900

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	1,475,000	1,224,250

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	1,300,000	1,366,625

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	925,000	890,313

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	530,000	540,269

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	1,250,000	1,225,000

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	630,000	609,525

18,204,004
Consumer staples (0.2%)
BlueLine Rental Finance Corp. 144A notes 7s, 2019	1,573,000	1,380,308

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	1,500,000	1,500,000

2,880,308
Energy (1.2%)
Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2021	600,000	471,000

California Resources Corp. 144A company guaranty
notes 8s, 2022	428,000	294,250

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020
(Canada) (In default) †	1,575,000	700,875

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	1,299,220	883,470

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	1,000,000	1,008,750

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	1,495,000	975,488

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	1,500,000	322,500

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	1,405,000	1,166,150

34 Absolute Return 700 Fund

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Energy cont.
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	$943,000	$924,140

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	510,000	21,675

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	1,125,000	213,750

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	1,048,000	935,340

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	644,000	561,890

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 3 1/4s, 2017 (Brazil)	1,255,000	1,242,450

Petroleos de Venezuela SA company guaranty sr. unsec. notes
Ser. REGS, 8 1/2s, 2017 (Venezuela)	333,333	194,166

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	2,700,000	2,382,750

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)	999,999	582,499

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	2,500,000	12,500

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	2,000,000	580,000

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	2,000,000	1,800,000

15,273,643
Financials (1.5%)
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	645,000	694,181

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	2,375,000	2,327,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 4 7/8s, 2019	1,430,000	1,419,275

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	200,000	217,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	1,500,000	1,316,250

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019	675,000	516,375

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	1,000,000	1,040,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	995,000	940,275

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298s, 2017 (Russia)	600,000	614,250

Sberbank of Russia Via SB Capital SA 144A unsec. sub. notes
5 1/8s, 2022 (Russia)	750,000	748,125

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020	1,000,000	960,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018	1,000,000	780,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	1,151,000	1,151,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	800,000	838,000

Absolute Return 700 Fund 35

CORPORATE BONDS AND NOTES (10.3%)* cont.	Principal amount	Value

Financials cont.
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	$250,000	$261,599

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942s, 2023 (Russia)	200,000	199,262

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,500,000	1,595,925

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	2,600,000	2,574,000

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	2,370,000	2,358,150

20,551,167
Health care (0.8%)
AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	2,510,000	2,252,725

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	2,275,000	2,115,750

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	1,250,000	1,046,875

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	870,000	880,875

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	610,000	674,813

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	856,000	862,420

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	665,000	711,550

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	1,841,000	1,668,406

10,213,414
Technology (0.6%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,000,000	637,500

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	2,000,000	2,055,000

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	2,500,000	2,307,525

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	2,465,000	2,606,738

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,400,000	693,000

8,299,763
Utilities and power (0.4%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	1,834,000	1,843,170

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2022	3,000,000	2,940,960

		4,784,130

Total corporate bonds and notes (cost $149,770,985)		$136,543,346

COMMODITY LINKED NOTES (8.1%)* †††	Principal amount	Value

Bank of America Corp. 144A sr. unsec. unsub. notes 1-month LIBOR less 0.10%, 2017 (Indexed to the BofA Merrill Lynch Commodity
MLCXP2KS Excess Return Strategy multiplied by 3)	$17,500,000	$17,500,000

Citigroup Global Markets Holdings Inc. sr. notes Ser. N, 3-month USD
LIBOR less 0.20%, 2017 (Indexed to the Citi Commodity Spread Index—
Bloomberg Commodity IndexSM 3 Month Forward Sub-Indices versus
Bloomberg Commodity IndexSM Sub-Indices multiplied by 3)	46,370,000	45,604,431

36 Absolute Return 700 Fund

COMMODITY LINKED NOTES (8.1%)* ††† cont.	Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	$10,479,000	$10,677,753

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	13,070,000	12,895,258

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	7,296,000	7,493,409

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2016
(Indexed to the UBSIF3AT Index multiplied by 3) (United Kingdom)	12,962,592	13,781,589

Total commodity Linked Notes (cost $107,677,592)		$107,952,440

INVESTMENT COMPANIES (7.6%)*	Shares	Value

Consumer Staples Select Sector SPDR Fund	329,600	$17,238,080

Financial Select Sector SPDR Fund	698,400	16,279,704

Health Care Select Sector SPDR Fund	240,100	16,756,579

Industrial Select Sector SPDR Fund	318,000	17,858,880

Technology Select Sector SPDR Fund	382,800	16,127,364

Utility Select Sector SPDR Fund	343,500	16,632,270

Total investment companies (cost $98,626,389)		$100,892,877

SENIOR LOANS (3.1%)* [c]	Principal amount	Value

Basic materials (0.2%)
Builders FirstSource, Inc. bank term loan FRN Ser. B, 6s, 2022	$2,510,441	$2,503,381

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	219,151	219,151

KP Germany Erste GmbH bank term loan FRN 5s,
2020 (Germany)	93,654	93,654

2,816,186
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,090,000	2,006,400

Asurion, LLC bank term loan FRN Ser. B2, 4 1/4s, 2020	643,655	629,012

2,635,412
Consumer cyclicals (1.8%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	1,850,305	1,739,287

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	1,393,000	1,292,878

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	830,213	736,814

CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	1,496,250	1,361,588

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	2,872,002	2,559,672

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,947,179	1,460,384

Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	568,094	568,449

Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	243,469	243,621

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.189s, 2019	1,617,000	1,204,161

JC Penney Corp., Inc. bank term loan FRN 6s, 2018	978,675	979,164

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	539,161	533,769

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	1,496,250	1,411,462

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1,
5 3/4s, 2023	1,496,250	1,503,999

Absolute Return 700 Fund 37

SENIOR LOANS (3.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
ROC Finance, LLC bank term loan FRN 5s, 2019	$2,049,598	$1,947,118

Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	695,702	696,862

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	1,975,000	1,943,524

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	2,098,642	1,946,491

Travelport Finance Sarl bank term loan FRN Ser. B, 5 3/4s,
2021 (Luxembourg)	748,347	749,282

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	920,314	899,223

23,777,748
Consumer staples (0.3%)
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	737,500

Hostess Brands, LLC bank term loan FRN 8 1/2s, 2023	1,995,000	1,948,451

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,000,000	1,001,250

3,687,201
Energy (—%)
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	316,094	285,538

285,538
Financials (0.4%)
Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s,
2020 (Luxembourg)	1,934,367	1,678,063

Capital Automotive LP bank term loan FRN 6s, 2020	2,000,000	1,997,500

Walter Investment Management Corp. bank term loan FRN
Ser. B, 4 3/4s, 2020	1,395,445	1,220,142

4,895,705
Health care (0.1%)
Kinetic Concepts, Inc. bank term loan FRN 4 1/2s, 2018	1,307,984	1,306,349

1,306,349
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	1,461,118	967,990

Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	591,817	577,762

1,545,752
Transportation (—%)
Livingston International, Inc. bank term loan FRN 9s,
2020 (Canada)	341,087	306,978

306,978
Utilities and power (—%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	848,159	289,434

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.918s, 2017	8,705	2,971

		292,405

Total senior loans (cost $45,089,576)		$41,549,274

WARRANTS (1.6%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharat Petroleum Corp., Ltd. 144A (India)	3/9/18	$0.00	225,109	$3,319,110

Ceat, Ltd. 144A (India)	8/15/16	0.00	32,713	541,814

China State Construction Engineering Corp.,
Ltd. 144A (China)	12/10/17	0.00	2,729,591	2,319,383

Indian Oil Corp., Ltd. 144A (India)	8/25/17	0.00	422,168	2,757,490

Infosys, Ltd. 144A (India)	10/10/16	0.00	266,983	4,862,689

Mindtree, Ltd. 144A (India)	3/3/17	0.00	98,110	1,004,026

38 Absolute Return 700 Fund

WARRANTS (1.6%)* † cont.	Expiration	Strike
	date	price	Warrants	Value

Power Finance Corp., Ltd. 144A (India)	3/9/18	$0.00	659,337	$1,782,784

Rural Electrification Corp., Ltd. 144A (India)	3/6/17	0.00	567,140	1,525,370

Shanghai Automotive Co. (China)	3/2/17	0.00	597,800	1,874,203

Wipro, Ltd. 144A (India)	10/6/17	0.00	25,224	210,808

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/30/16	0.00	185,800	587,672

Total warrants (cost $22,369,435)				$20,785,349

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.0%)*		Principal amount	Value

Argentina (Republic of) 144A sr. unsec. notes 7 1/2s,
2026 (Argentina)		$225,000	$228,071

Brazil (Federal Republic of) sr. unsec. unsub. notes 10s, 2017
(Brazil) (units)	BRL	3,340	980,772

Buenos Aires (Province of) 144A sr. unsec. notes 9 1/8s,
2024 (Argentina)		$2,000,000	2,124,040

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		1,155,000	1,284,938

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		4,429,748	4,828,425

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		220,000	240,797

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 1/4s,
2017 (Croatia)		475,000	492,813

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)		400,000	425,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)		950,000	1,056,875

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)		1,200,000	1,255,500

Total foreign government and agency bonds and notes (cost $11,929,241)			$12,917,231

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 15-4, Class A,
1.402s, 2016	$3,855,000	$3,855,000

Total asset-backed securities (cost $3,855,000)		$3,855,000

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.88)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.88	$17,038,000	$73,944

1.55/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.55	17,038,000	68,493

Barclays Bank PLC
(1.809)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.809	17,038,000	110,917

1.481/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.481	17,038,000	45,662

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	14,863,700	15

Absolute Return 700 Fund 39

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$1,860,700	$36,633

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	1,860,700	14,314

Goldman Sachs International
(1.835)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.835	17,038,000	110,747

1.4825/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.4825	17,038,000	54,692

(1.82)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.82	8,702,500	5,918

(1.306)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.306	8,702,500	5,570

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	14,863,700	15

JPMorgan Chase Bank N.A.
(1.15)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.15	8,702,500	10,269

0.8725/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.8725	8,702,500	8,964

Total purchased swap options outstanding (cost $881,706)			$546,153

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/$101.52	$4,000,000	$23,080

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/101.39	4,000,000	21,280

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/101.98	4,000,000	23,080

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/102.03	1,000,000	5,980

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.16	2,000,000	2,460

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	2,000,000	1,780

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.30	1,000,000	1,470

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	1,000,000	1,330

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.11	1,000,000	1,160

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	1,000,000	820

SPDR S&P 500 ETF Trust (Put)	Apr-17/180.00	217,323	1,559,238

SPDR S&P 500 ETF Trust (Put)	Mar-17/175.00	225,080	1,204,203

SPDR S&P 500 ETF Trust (Put)	Feb-17/156.00	239,632	623,592

SPDR S&P 500 ETF Trust (Put)	Jan-17/145.00	246,805	385,282

SPDR S&P 500 ETF Trust (Put)	Dec-16/164.00	234,130	594,220

SPDR S&P 500 ETF Trust (Put)	Nov-16/170.00	234,130	581,436

Total purchased options outstanding (cost $9,517,526)			$5,030,411

40 Absolute Return 700 Fund

SHORT-TERM INVESTMENTS (21.1%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.44% L	Shares	196,455,035	$196,455,035

SSgA Prime Money Market Fund Class N 0.41% P	Shares	260,000	260,000

U.S. Treasury Bills 0.17%, June 16, 2016 §		$93,000	92,984

U.S. Treasury Bills 0.29%, June 9, 2016 # Δ §		17,733,000	17,730,393

U.S. Treasury Bills 0.29%, May 26, 2016 # Δ §		9,500,000	9,498,955

U.S. Treasury Bills 0.22%, May 19, 2016 # Δ §		17,289,000	17,287,738

U.S. Treasury Bills 0.30%, May 12, 2016 # Δ §		14,766,000	14,765,409

U.S. Treasury Bills 0.26%, May 5, 2016 # Δ §		23,982,000	23,981,760

Total short-term investments (cost $280,066,709)			$280,072,274

TOTAL INVESTMENTS

Total investments (cost $1,698,441,385)			$1,695,929,564

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Absolute Return 700 Fund 41

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,327,564,697.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and x).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,064,332,152 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

42 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $333,697,406) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/21/16	$1,601,722	$1,598,382	$3,340

	British Pound	Buy	6/15/16	26,596	3,341	23,255

	Canadian Dollar	Sell	7/21/16	1,746,646	1,721,623	(25,023)

	Czech Koruna	Sell	6/15/16	160,385	57,211	(103,174)

	Euro	Sell	6/15/16	155,928	32,578	(123,350)

	Hong Kong Dollar	Sell	5/18/16	2,771,223	2,754,113	(17,110)

	Japanese Yen	Sell	5/18/16	2,889,467	2,701,891	(187,576)

	New Zealand Dollar	Buy	7/21/16	5,671,305	5,577,945	93,360

	Norwegian Krone	Buy	6/15/16	1,503,922	1,567,940	(64,018)

	South Korean Won	Buy	5/18/16	2,884,298	2,722,717	161,581

	South Korean Won	Sell	5/18/16	2,884,298	2,655,228	(229,070)

	Swedish Krona	Buy	6/15/16	1,724,400	1,647,775	76,625

Barclays Bank PLC
	Australian Dollar	Buy	7/21/16	2,633,132	2,702,953	(69,821)

	Australian Dollar	Sell	7/21/16	2,642,379	2,652,076	9,697

	British Pound	Buy	6/15/16	5,516,459	5,309,273	207,186

	Canadian Dollar	Sell	7/21/16	2,573,943	2,507,384	(66,559)

	Euro	Buy	6/15/16	10,892,092	10,553,174	338,918

	Japanese Yen	Sell	5/18/16	3,218,020	3,024,779	(193,241)

	New Zealand Dollar	Sell	7/21/16	1,118,641	1,099,556	(19,085)

	Norwegian Krone	Sell	6/15/16	5,718,945	5,401,385	(317,560)

	Swedish Krona	Buy	6/15/16	5,665,119	5,388,201	276,918

Citibank, N.A.
	Canadian Dollar	Sell	7/21/16	1,642,717	1,504,063	(138,654)

	Euro	Buy	6/15/16	2,718,867	2,702,732	16,135

	Euro	Sell	6/15/16	2,754,982	2,676,256	(78,726)

	Japanese Yen	Buy	5/18/16	22,278	19,632	2,646

	Japanese Yen	Sell	5/18/16	22,278	21,834	(444)

	New Zealand Dollar	Buy	7/21/16	10,270,282	10,053,707	216,575

	Singapore Dollar	Buy	5/18/16	7,256,319	7,045,617	210,702

	Singapore Dollar	Sell	5/18/16	7,256,319	6,922,038	(334,281)

	South Korean Won	Buy	5/18/16	2,961,128	2,798,094	163,034

	South Korean Won	Sell	5/18/16	2,961,128	2,822,908	(138,220)

Credit Suisse International
	Australian Dollar	Buy	7/21/16	3,531,988	3,574,644	(42,656)

	British Pound	Sell	6/15/16	2,776,496	2,712,630	(63,866)

	Canadian Dollar	Sell	7/21/16	1,286,772	1,231,778	(54,994)

	Euro	Buy	6/15/16	1,177,251	1,117,774	59,477

	Hong Kong Dollar	Sell	5/18/16	2,880,019	2,852,700	(27,319)

	Japanese Yen	Buy	5/18/16	2,867,638	2,691,705	175,933

	Japanese Yen	Sell	5/18/16	2,867,638	2,810,380	(57,258)

	New Taiwan Dollar	Buy	5/18/16	2,753,637	2,715,086	38,551

Absolute Return 700 Fund 43

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $333,697,406) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	New Taiwan Dollar	Sell	5/18/16	$2,753,637	$2,661,875	$(91,762)

	New Zealand Dollar	Buy	7/21/16	6,058,650	5,949,586	109,064

	Norwegian Krone	Sell	6/15/16	8,471,854	8,143,713	(328,141)

Deutsche Bank AG
	Japanese Yen	Buy	5/18/16	2,924,758	2,783,601	141,157

	Japanese Yen	Sell	5/18/16	3,064,729	2,701,390	(363,339)

Goldman Sachs International
	Australian Dollar	Buy	7/21/16	8,241,356	8,255,250	(13,894)

	British Pound	Sell	6/15/16	2,788,917	2,765,749	(23,168)

	Canadian Dollar	Buy	7/21/16	2,837,673	2,610,100	227,573

	Euro	Sell	6/15/16	2,780,550	2,680,671	(99,879)

	Japanese Yen	Buy	5/18/16	8,229,210	7,621,635	607,575

	Japanese Yen	Sell	5/18/16	8,229,210	7,658,773	(570,437)

	New Zealand Dollar	Sell	7/21/16	1,803,346	1,840,143	36,797

	Norwegian Krone	Buy	6/15/16	2,726,820	2,682,862	43,958

	South Korean Won	Buy	5/18/16	2,899,973	2,766,473	133,500

	South Korean Won	Sell	5/18/16	2,899,973	2,734,411	(165,562)

	Swedish Krona	Buy	6/15/16	1,202,451	1,269,206	(66,755)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	7/21/16	791,988	758,252	(33,736)

	Euro	Buy	6/15/16	1,409,766	1,365,322	44,444

	Hong Kong Dollar	Sell	5/18/16	2,767,651	2,750,846	(16,805)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/16	2,290,794	2,301,012	(10,218)

	British Pound	Sell	6/15/16	2,758,960	2,688,001	(70,959)

	Canadian Dollar	Buy	7/21/16	4,208,769	4,064,472	144,297

	Euro	Sell	6/15/16	798,439	767,618	(30,821)

	Hong Kong Dollar	Sell	5/18/16	2,803,044	2,794,978	(8,066)

	Japanese Yen	Sell	5/18/16	2,899,185	2,669,708	(229,477)

	New Zealand Dollar	Buy	7/21/16	5,260,591	5,207,798	52,793

	Norwegian Krone	Sell	6/15/16	3,042,984	2,628,460	(414,524)

	Singapore Dollar	Buy	5/18/16	2,943,573	2,807,984	135,589

	Singapore Dollar	Sell	5/18/16	2,943,573	2,850,919	(92,654)

	South Korean Won	Buy	5/18/16	3,732,330	3,518,295	214,035

	South Korean Won	Sell	5/18/16	3,732,330	3,565,487	(166,843)

	Swedish Krona	Sell	6/15/16	12,527,538	12,305,764	(221,774)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	7/21/16	6,802,353	6,841,709	(39,356)

	British Pound	Buy	6/15/16	321,343	282,973	38,370

	Canadian Dollar	Sell	7/21/16	4,990,874	4,865,219	(125,655)

	Euro	Buy	6/15/16	2,612,699	2,675,669	(62,970)

	Japanese Yen	Sell	5/18/16	2,112,036	2,050,162	(61,874)

44 Absolute Return 700 Fund

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $333,697,406) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	New Zealand Dollar	Sell	7/21/16	$8,340,092	$8,206,807	$(133,285)

	Norwegian Krone	Sell	6/15/16	5,866,447	5,358,570	(507,877)

	Swedish Krona	Buy	6/15/16	6,453,562	6,335,405	118,157

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/16	2,622,370	2,691,138	(68,768)

	Canadian Dollar	Buy	7/21/16	2,850,426	2,843,020	7,406

	Euro	Sell	6/15/16	4,237,781	4,062,652	(175,129)

	New Taiwan Dollar	Buy	5/18/16	2,755,566	2,718,720	36,846

	New Taiwan Dollar	Sell	5/18/16	2,755,566	2,661,482	(94,084)

	South Korean Won	Buy	5/18/16	6,659,502	6,313,192	346,310

	South Korean Won	Sell	5/18/16	6,659,502	6,244,089	(415,413)

UBS AG
	Australian Dollar	Sell	7/21/16	1,585,351	1,588,262	2,911

	British Pound	Buy	6/15/16	2,722,281	2,669,325	52,956

	Canadian Dollar	Sell	7/21/16	10,852,880	10,421,217	(431,663)

	Euro	Buy	6/15/16	5,451,262	5,400,220	51,042

	Japanese Yen	Buy	5/18/16	2,812,971	2,757,196	55,775

	Japanese Yen	Sell	5/18/16	2,812,971	2,690,664	(122,307)

	New Taiwan Dollar	Buy	5/18/16	2,750,626	2,713,991	36,635

	New Taiwan Dollar	Sell	5/18/16	2,750,626	2,672,328	(78,298)

WestPac Banking Corp.
	Canadian Dollar	Buy	7/21/16	2,621,683	2,509,939	111,744

Total						$(2,864,631)

FUTURES CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

DAX Index (Short)	8	$2,309,681	Jun-16	$(24,870)

Euro-CAC 40 Index (Long)	20	1,002,034	May-16	31,661

FTSE 100 Index (Long)	30	2,723,001	Jun-16	58,223

S&P 500 Index E-Mini (Short)	405	41,696,775	Jun-16	331,617

S&P Mid Cap 400 Index
E-Mini (Long)	488	71,165,040	Jun-16	3,758,902

SPI 200 Index (Long)	17	1,690,391	Jun-16	97,941

Tokyo Price Index (Short)	36	$4,488,158	Jun-16	119,284

U.S. Treasury Bond 30 yr (Long)	56	9,145,500	Jun-16	(84,674)

U.S. Treasury Bond Ultra
30 yr (Short)	80	13,707,500	Jun-16	330,060

U.S. Treasury Note 2 yr (Long)	207	45,255,375	Jun-16	(37,100)

U.S. Treasury Note 5 yr (Short)	316	38,208,844	Jun-16	41,340

U.S. Treasury Note 10 yr (Long)	2,288	297,583,000	Jun-16	(2,802,591)

U.S. Treasury Note Ultra
10 yr (Short)	18	2,530,125	Jun-16	(33,426)

Total				$1,786,367

Absolute Return 700 Fund 45

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/16 (premiums $2,643,082) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.715)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	$8,519,000	$81,186

1.715/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	8,519,000	89,364

Barclays Bank PLC
(1.645)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	8,519,000	57,418

1.645/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	8,519,000	121,907

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	14,863,700	15

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	14,863,700	15

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	1,860,700	82,001

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	29,727,400	30

(1.215)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.215	8,702,500	5,134

(0.901)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.901	8,702,500	5,396

(1.65875)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	8,519,000	67,215

1.65875/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	8,519,000	123,440

JPMorgan Chase Bank N.A.
1.41/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.41	8,702,500	3,568

1.28/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.28	8,702,500	6,266

(1.0025)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.0025	8,702,500	8,441

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	9,893,000	1,025,043

Total			$1,676,439

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $416,989) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/$100.80	$4,000,000	$14,200

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.68	4,000,000	12,960

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.09	4,000,000	8,440

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/99.97	4,000,000	7,680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.36	4,000,000	14,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	4,000,000	8,160

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.39	1,000,000	3,590

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	1,000,000	2,040

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.45	2,000,000	960

46 Absolute Return 700 Fund

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $416,989) (Unaudited) cont.
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.20	$2,000,000	$680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.63	1,000,000	610

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	1,000,000	560

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.44	1,000,000	470

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	2,000,000	360

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	1,000,000	330

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	2,000,000	260

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	1,000,000	240

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	1,000,000	230

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	1,000,000	180

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	1,000,000	130

SPDR S&P 500 ETF Trust (Call)	May-16/213.50	279,321	115,427

SPDR S&P 500 ETF Trust (Call)	May-16/215.00	208,420	21,140

SPDR S&P 500 ETF Trust (Call)	May-16/211.00	212,254	20,599

Total			$233,246

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$1,313,825	$(32,193)	$22,926

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	1,313,825	(33,383)	15,543

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,816,100	(18,620)	(1,549)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	5,632,100	(39,566)	(5,238)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	1,313,825	(34,958)	(32,176)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	1,313,825	(36,787)	(34,552)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	5,754,600	38,124	37,693

Absolute Return 700 Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	$5,754,600	$36,787	$36,196

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,632,100	17,245	(4,844)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	11,264,200	36,045	(8,336)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	5,754,600	33,131	(26,874)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	5,754,600	32,801	(35,794)

Total			$(1,374)	$(37,005)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/16 (proceeds receivable $12,526,016) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s,
May 1, 2046	$12,000,000	5/12/2016	$12,578,437

Total

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$30,544,600	$(38,601)	4/7/18	3 month USD-	1.149%	$115,658
			LIBOR-BBA

8,094,600	105,123	3/30/26	1.91%	3 month USD-	(68,393)
				LIBOR-BBA

18,034,000 E	(128,343)	6/15/26	1.60%	3 month USD-	79,986
				LIBOR-BBA

286,910,200 E	1,096,898	6/15/18	3 month USD-	0.85%	548,039
			LIBOR-BBA

18,198,000 E	(16,780)	6/15/21	3 month USD-	1.15%	(132,264)
			LIBOR-BBA

34,000	—	3/16/26	3 month USD-	1.79701%	386
			LIBOR-BBA

269,339,200 E	605,445	6/15/18	1.20%	3 month USD-	(749,870)
				LIBOR-BBA

18,774,500 E	44,423	6/15/26	1.85%	3 month USD-	(181,322)
				LIBOR-BBA

270,682,300 E	(1,913,941)	6/15/26	3 month USD-	1.90%	2,617,010
			LIBOR-BBA

19,074,000 E	134,352	6/15/26	1.90%	3 month USD-	(184,928)
				LIBOR-BBA

14,337,000 E	10,965	6/15/21	3 month USD-	1.45%	130,220
			LIBOR-BBA

48 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$61,126,800 E	$16,704	6/15/21	1.45%	3 month USD-	$(491,749)
				LIBOR-BBA

2,226,000	(29)	3/17/26	1.787%	3 month USD-	(23,112)
				LIBOR-BBA

34,000	—	3/16/26	3 month USD-	1.79882%	392
			LIBOR-BBA

34,000	—	3/16/26	3 month USD-	1.8005%	397
			LIBOR-BBA

34,000	—	3/16/26	3 month USD-	1.80312%	406
			LIBOR-BBA

34,000	—	3/16/26	3 month USD-	1.80242%	404
			LIBOR-BBA

39,551,500 E	83,553	6/15/21	3 month USD-	1.40%	315,878
			LIBOR-BBA

26,802,100 E	(182,731)	6/15/46	3 month USD-	2.25%	83,146
			LIBOR-BBA

145,700	(5)	4/5/46	2.2375%	3 month USD-	(1,513)
				LIBOR-BBA

1,214,200	27,133	4/5/46	2.27%	3 month USD-	5,280
				LIBOR-BBA

1,214,200	(15,915)	4/5/46	3 month USD-	2.19%	(16,913)
			LIBOR-BBA

7,000,000	(92)	3/18/26	1.78722%	3 month USD-	(72,548)
				LIBOR-BBA

7,000,000	(92)	3/18/26	1.79757%	3 month USD-	(79,410)
				LIBOR-BBA

1,736,000	(23)	3/21/26	1.7325%	3 month USD-	(8,772)
				LIBOR-BBA

1,736,000	(23)	3/21/26	1.73%	3 month USD-	(8,361)
				LIBOR-BBA

9,253,000 E	(135,862)	6/15/26	1.605%	3 month USD-	(33,338)
				LIBOR-BBA

35,378,000 E	52,111	6/15/21	1.4003%	3 month USD-	(156,229)
				LIBOR-BBA

485,700	(6)	3/30/26	1.73%	3 month USD-	(2,147)
				LIBOR-BBA

2,247,200	(21)	4/14/21	1.152%	3 month USD-	9,609
				LIBOR-BBA

4,629,000 E	80,262	6/15/26	3 month USD-	1.6005%	27,009
			LIBOR-BBA

34,880,000	(131)	4/18/18	0.879%	3 month USD-	16,860
				LIBOR-BBA

24,392,000	(322)	4/18/26	1.634%	3 month USD-	136,748
				LIBOR-BBA

8,054,100	(58)	4/21/26	3 month USD-	1.595%	(75,890)
			LIBOR-BBA

Absolute Return 700 Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$67,111,000	$(252)	4/27/18	0.9625%	3 month USD-	$(70,283)
					LIBOR-BBA

	12,083,000	(160)	4/27/26	3 month USD-	1.7655%	77,434
				LIBOR-BBA

	5,188,000	(176)	4/27/46	2.257%	3 month USD-	(72,291)
					LIBOR-BBA

AUD	151,599,000 E	(120,988)	6/15/18	3 month AUD-BBR-	1.93%	(262,537)
				BBSW

AUD	79,000 E	(302)	6/15/26	3 month AUD-BBR-	2.55%	(824)
				BBSW

AUD	52,997,000 E	127,602	6/15/21	2.25%	3 month AUD-	307,363
					BBR-BBSW

AUD	28,199,000 E	(21,706)	6/15/21	3 month AUD-BBR-	2.50%	137,238
				BBSW

AUD	18,215,000 E	(2,068)	6/15/18	2.20%	3 month AUD-	(58,284)
					BBR-BBSW

AUD	6,105,000 E	8,095	6/15/26	2.80%	3 month AUD-	(55,555)
					BBR-BBSW

AUD	64,092,000 E	50,741	6/15/18	2.2001%	3 month AUD-	(147,112)
					BBR-BBSW

AUD	11,796,000 E	66,816	6/15/26	2.8005%	3 month AUD-	(56,572)
					BBR-BBSW

CAD	241,569,000 E	32,868	6/15/18	3 month CAD-BA-	0.75%	(1,102,681)
				CDOR

CAD	42,820,000 E	20,204	6/15/21	0.90%	3 month CAD-	518,298
					BA-CDOR

CAD	19,927,000 E	(268,803)	6/15/26	1.40%	3 month CAD-	197,616
					BA-CDOR

CAD	31,539,448 E	(3,807)	6/15/18	0.90%	3 month CAD-	69,618
					BA-CDOR

CAD	34,617,000	(98)	3/11/18	0.89%	3 month CAD-	70,112
					BA-CDOR

CAD	29,624,000 E	148,427	6/15/21	3 month CAD-BA-	0.9003%	(195,837)
				CDOR

CAD	14,901,000 E	(3,619)	6/15/18	0.8501%	3 month CAD-	42,840
					BA-CDOR

CHF	13,405,000 E	(40,363)	6/15/26	6 month CHF-	0.15%	76,081
				LIBOR-BBA

CHF	43,209,000 E	(36,891)	6/15/18	0.90%	6 month CHF-	(227,960)
					LIBOR-BBA

CHF	44,637,000 E	(140,495)	6/15/21	6 month CHF-	0.65%	159,675
				LIBOR-BBA

CHF	8,819,000 E	(34)	6/15/18	6 month CHF-	0.7425%	9,665
				LIBOR-BBA

CHF	44,645,000 E	73,506	6/15/18	6 month CHF-	0.6503%	35,809
				LIBOR-BBA

50 Absolute Return 700 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CHF	8,762,000 E	$(20)	6/15/18	6 month CHF-	0.748%	$10,639
				LIBOR-BBA

CHF	3,277,000 E	(8,001)	6/15/26	6 month CHF-	0.1505%	20,642
				LIBOR-BBA

EUR	65,757,000 E	(199,620)	6/15/21	0.00%	6 month EUR-	157,205
					EURIBOR-
					REUTERS

EUR	30,819,000 E	450,344	6/15/26	6 month EUR-	0.50%	(196,404)
				EURIBOR-REUTERS

EUR	21,131,000 E	(297,902)	6/15/26	0.5005%	6 month EUR-	144,332
					EURIBOR-
					REUTERS

GBP	85,476,000 E	(169,857)	6/15/18	0.75%	6 month GBP-	181,968
					LIBOR-BBA

GBP	26,811,000 E	(204,066)	6/15/21	0.975%	6 month GBP-	144,904
					LIBOR-BBA

GBP	3,234,000 E	92,411	6/15/26	6 month GBP-	1.40%	13,129
				LIBOR-BBA

GBP	38,292,000 E	(19,018)	6/15/18	6 month GBP-	0.90%	(9,898)
				LIBOR-BBA

GBP	21,391,000 E	38,174	6/15/18	6 month GBP-	0.7501%	(49,810)
				LIBOR-BBA

GBP	80,000 E	658	6/15/26	6 month GBP-	1.4005%	(1,298)
				LIBOR-BBA

NOK	555,753,000 E	(23,886)	6/15/18	6 month NOK-	0.80%	(265,600)
				NIBOR-NIBR

NOK	111,111,000 E	81,517	6/15/26	6 month NOK-	1.55%	(130,580)
				NIBOR-NIBR

NOK	54,158,000 E	(14,895)	6/15/21	1.05%	6 month NOK-	44,745
					NIBOR-NIBR

NOK	28,924,000	(45)	3/10/26	1.56%	6 month NOK-	40,701
					NIBOR-NIBR

NOK	29,750,000	(46)	3/17/26	1.60%	6 month NOK-	28,358
					NIBOR-NIBR

NOK	123,829,000 E	(88,110)	6/15/18	0.70%	6 month NOK-	(3,972)
					NIBOR-NIBR

NOK	26,452,000 E	25,887	6/15/26	1.5505%	6 month NOK-	76,229
					NIBOR-NIBR

NZD	18,036,000 E	22,774	6/15/26	3.10%	3 month NZD-	(76,151)
					BBR-FRA

NZD	25,559,000 E	5,719	6/15/18	3 month NZD-	2.40%	49,907
				BBR-FRA

NZD	79,146,000 E	(63,846)	6/15/21	2.70%	3 month NZD-	(460,363)
					BBR-FRA

NZD	4,325,000 E	(18,360)	6/15/21	3 month NZD-	2.7003%	3,350
				BBR-FRA

NZD	25,337,000 E	39,063	6/15/18	2.4001%	3 month NZD-	(4,777)
					BBR-FRA

Absolute Return 700 Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

SEK	161,038,000 E	$11,409	6/15/21	0.35%	3 month SEK-	$86,750
					STIBOR-SIDE

SEK	98,759,000 E	21,502	6/15/26	3 month SEK-	1.20%	(72,627)
				STIBOR-SIDE

SEK	62,142,000 E	(4,059)	6/15/21	3 month SEK-	0.3503%	(33,016)
				STIBOR-SIDE

SEK	30,506,000 E	(3,785)	6/15/26	1.2005%	3 month SEK-	25,109
					STIBOR-SIDE

Total		$(613,567)				$975,954

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
baskets	2,620,360	$—	4/18/17	(3 month USD-	A basket	$(5,487,944)
				LIBOR-BBA plus	(MLTRFCF8) of
				0.10%)	common stocks

units	64,982	—	4/18/17	3 month USD-	Russell 1000 Total	2,284,726
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$556,538	—	1/12/42	4.00% (1 month	Synthetic TRS Index	3,586
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,055,859	—	1/12/41	4.00% (1 month	Synthetic TRS Index	13,890
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	427,441	—	1/12/40	4.00% (1 month	Synthetic MBX Index	396
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	184,202	—	1/12/39	6.00% (1 month	Synthetic TRS Index	948
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	756,043	—	1/12/40	4.00% (1 month	Synthetic MBX Index	701
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	88,288	—	1/12/40	4.00% (1 month	Synthetic TRS Index	528
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	25,516	—	1/12/38	6.50% (1 month	Synthetic TRS Index	118
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,799,360	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,594
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

52 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,335,045	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$9,877
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,872,290	—	1/12/40	4.50% (1 month	Synthetic MBX Index	6,544
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,121	—	1/12/40	4.50% (1 month	Synthetic MBX Index	14
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

846,119	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,662)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

764,958	—	1/12/41	5.00% (1 month	Synthetic TRS Index	3,538
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

484,929	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,243
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

603,184	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,785
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

823,362	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(4,193)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,328,309	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(7,171)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

3,066,361	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(922)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,671,227	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,947
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

12,989,733	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,557
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,628,984	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(43,077)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
971,719	—	1/12/41	5.00% (1 month	Synthetic MBX Index	341
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

460,746	—	1/12/41	5.00% (1 month	Synthetic MBX Index	162
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Absolute Return 700 Fund 53

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	681,708	$—	11/10/16	3 month USD-	A basket	$(501,808)
				LIBOR-BBA minus	(CGPUTS46) of
				0.55%	common stocks

baskets	1,473	—	12/16/16	(3 month USD-	A basket	2,536,247
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	48,917	—	10/17/16	3 month USD-	MSCI Emerging	68,175
				LIBOR-BBA minus	Markets TR Net USD
				0.30%

units	32,769	—	11/23/16	3 month USD-	Russell 1000 Total	(15,479,155)
				LIBOR-BBA plus	Return Index
				0.02%

units	106,667	—	3/17/17	3 month USD-	MSCI Emerging	(2,345,083)
				LIBOR-BBA minus	Markets TR Net USD
				0.14%

Credit Suisse International
	$580,651	—	1/12/41	5.00% (1 month	Synthetic MBX Index	204
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,462,405	—	1/12/41	5.00% (1 month	Synthetic TRS Index	6,763
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,538,434	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(7,835)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,282,367	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(6,531)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,058,782	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,146
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	875,244	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,913
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,771,998	—	1/12/44	3.50% (1 month	Synthetic TRS Index	10,397
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	841,305	—	1/12/44	3.50% (1 month	Synthetic TRS Index	4,936
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,900,813	—	1/12/43	3.50% (1 month	Synthetic TRS Index	10,262
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,656,619	—	1/12/43	3.50% (1 month	Synthetic TRS Index	14,342
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

54 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$121,155	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$654
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,931,973	—	1/12/41	4.00% (1 month	Synthetic TRS Index	13,053
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	5,747,672	—	1/12/45	4.00% (1 month	Synthetic TRS Index	38,846
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	4,136,459	—	1/12/45	4.00% (1 month	Synthetic TRS Index	27,956
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	4,080,609	—	1/12/45	3.50% (1 month	Synthetic TRS Index	25,237
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,414,323	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(16,311)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Deutsche Bank AG
units	545,425	—	8/8/16	(3 month USD-	DB Custom PT Long	3,595,815
				LIBOR-BBA plus	12 PR Index
				0.31%)

units	545,689	—	8/8/16	3 month USD-	DB Custom PT Short	(7,251,858)
				LIBOR-BBA minus	12 PR Index
				0.45%

Goldman Sachs International
	$648,816	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,996
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	500,513	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,311
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,600,954	—	1/12/39	6.00% (1 month	Synthetic TRS Index	8,236
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	902,765	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,169
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	1,381,608	—	1/12/42	4.00% (1 month	Synthetic TRS Index	8,901
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,381,608	—	1/12/42	4.00% (1 month	Synthetic TRS Index	8,901
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	663,750	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,098)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Absolute Return 700 Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$249,375	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(788)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

263,140	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,573
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,026	—	1/12/39	6.00% (1 month	Synthetic TRS Index	36
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

619,979	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,190
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

909,268	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,874)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

47,175	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(149)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

125,762	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(397)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

16,588	—	1/12/38	6.50% (1 month	Synthetic TRS Index	77
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

711,035	—	1/12/38	6.50% (1 month	Synthetic TRS Index	3,283
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,255,762	—	1/12/42	4.00% (1 month	Synthetic TRS Index	14,533
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,089,855	—	1/12/42	4.00% (1 month	Synthetic TRS Index	13,464
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,163,162	—	1/12/39	6.00% (1 month	Synthetic TRS Index	5,984
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,013,856	—	1/12/41	4.50% (1 month	Synthetic TRS Index	6,007
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

143,836	—	1/12/41	4.00% (1 month	Synthetic TRS Index	972
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,229,117	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(11,352)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,231,511	—	1/12/44	3.50% (1 month	Synthetic TRS Index	18,960
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

56 Absolute Return 700 Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,790,777	$—	1/12/44	3.50% (1 month	Synthetic TRS Index	$10,507
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	4,104,634	—	1/12/45	4.00% (1 month	Synthetic TRS Index	27,741
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,929,690	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(10,420)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

baskets	2,519,861	—	12/15/20	(1 month USD-	A basket	383,637
				LIBOR-BBA plus	(GSCBPUR1) of
				0.30%)	common stocks

units	1,196,043	—	12/15/20	(0.45%)	Goldman Sachs	504,520
					Volatility Carry US
					Scaled 3x Excess
					Return Strategy

units	18,233	—	12/12/16	1 month USD-	MSCI Emerging	47,895
				LIBOR-BBA minus	Markets TR Net USD
				0.17%

JPMorgan Chase Bank N.A.
	$984,328	—	1/12/41	4.00% (1 month	Synthetic TRS Index	6,650
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	301,509	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,037
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,388,259	—	1/12/41	4.00% (1 month	Synthetic TRS Index	16,135
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,229,408	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(11,354)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

baskets	2,417,037	—	3/24/17	3 month USD-	A basket	(6,545,199)
				LIBOR-BBA minus	(JPCMPTSH) of
				0.44%	common stocks

UBS AG
units	342,704	—	8/19/16	1 month USD-	MSCI Emerging	1,815,167
				LIBOR-BBA minus	Markets TR Net USD
				0.25%

Total		$—				$(26,103,858)

Absolute Return 700 Fund 57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$4,785	$70,000	5/11/63	300 bp	$760
Index

CMBX NA BBB–	BBB–/P	9,522	158,000	5/11/63	300 bp	437
Index

CMBX NA BBB–	BBB–/P	19,446	315,000	5/11/63	300 bp	1,334
Index

CMBX NA BBB–	BBB–/P	18,582	326,000	5/11/63	300 bp	(163)
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	31,595	285,000	5/11/63	300 bp	15,208
Index

CMBX NA BBB–	BBB–/P	4,351	774,000	1/17/47	300 bp	(58,963)
Index

Credit Suisse International
CMBX NA BB Index	—	(150,100)	8,504,000	5/11/63	(500 bp)	624,331

CMBX NA BBB–	BBB–/P	21,515	1,964,000	5/11/63	300 bp	(91,415)
Index

CMBX NA BBB–	BBB–/P	157,543	4,593,000	1/17/47	300 bp	(218,164)
Index

CMBX NA BBB–	BBB–/P	3,666,900	49,085,000	1/17/47	300 bp	(348,253)
Index

CMBX NA BBB–	BBB–/P	1,900,318	53,392,000	1/17/47	300 bp	(2,467,148)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	2,551	715,000	1/17/47	300 bp	(55,936)
Index

CMBX NA BBB–	BBB–/P	2,562	718,000	1/17/47	300 bp	(56,171)
Index

CMBX NA BBB–	BBB–/P	7,622	979,000	1/17/47	300 bp	(72,460)
Index

CMBX NA BBB–	BBB–/P	4,268	1,088,000	1/17/47	300 bp	(84,730)
Index

CMBX NA BBB–	BBB–/P	6,292	1,472,000	1/17/47	300 bp	(114,117)
Index

CMBX NA BBB–	BBB–/P	5,248	1,472,000	1/17/47	300 bp	(115,162)
Index

CMBX NA BBB–	BBB–/P	5,248	1,472,000	1/17/47	300 bp	(115,162)
Index

CMBX NA BBB–	BBB–/P	17,229	1,730,000	1/17/47	300 bp	(124,285)
Index

CMBX NA BBB–	BBB–/P	3,249	3,008,000	1/17/47	300 bp	(242,805)
Index

CMBX NA BBB–	BBB–/P	132,619	4,918,000	1/17/47	300 bp	(269,676)
Index

58 Absolute Return 700 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$(16,688)	$1,951,000	5/11/63	(500 bp)	$160,983

CMBX NA BB Index	—	6,816	665,000	5/11/63	(500 bp)	67,376

CMBX NA BB Index	—	775	638,000	5/11/63	(500 bp)	58,875

CMBX NA BB Index	—	10,419	619,000	5/11/63	(500 bp)	66,789

CMBX NA BB Index	—	(2,216)	209,000	5/11/63	(500 bp)	16,817

CMBX NA BB Index	—	(1,441)	150,000	5/11/63	(500 bp)	12,219

CMBX NA BB Index	—	2,419	107,000	5/11/63	(500 bp)	12,164

CMBX NA BB Index	—	(1,180)	592,000	1/17/47	(500 bp)	83,101

CMBX NA BBB–	—	(68,406)	802,000	5/11/63	(300 bp)	(22,291)
Index

CMBX NA BBB–	BBB–/P	17,485	584,000	1/17/47	300 bp	(30,286)
Index

CMBX NA BBB–	BBB–/P	21,796	1,034,000	1/17/47	300 bp	(62,785)
Index

CMBX NA BBB–	BBB–/P	45,269	1,049,000	1/17/47	300 bp	(40,539)
Index

CMBX NA BBB–	BBB–/P	42,227	1,049,000	1/17/47	300 bp	(43,581)
Index

CMBX NA BBB–	BBB–/P	42,227	1,049,000	1/17/47	300 bp	(43,581)
Index

CMBX NA BBB–	BBB–/P	44,437	1,069,000	1/17/47	300 bp	(43,008)
Index

CMBX NA BBB–	BBB–/P	46,148	1,523,000	1/17/47	300 bp	(78,433)
Index

CMBX NA BBB–	BBB–/P	11,822	1,535,000	1/17/47	300 bp	(113,741)
Index

CMBX NA BBB–	BBB–/P	67,933	2,132,000	1/17/47	300 bp	(106,464)
Index

CMBX NA BBB–	BBB–/P	300,164	2,164,000	1/17/47	300 bp	123,149
Index

CMBX NA BBB–	BBB–/P	122,252	2,959,000	1/17/47	300 bp	(119,794)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(38,112)	598,000	5/11/63	(300 bp)	(3,727)
Index

Total		$6,525,491				$(3,899,297)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Absolute Return 700 Fund 59

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 26	—	$4,615,084	$187,151,000	6/20/21	(500 bp)	$(1,326,214)
Index

Total		$4,615,084				$(1,326,214)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$10,210,047	$9,178,145	$—

Capital goods	27,064,936	287,765	—

Communication services	31,247,738	11,358,100	—

Consumer cyclicals	51,046,187	9,482,837	—

Consumer staples	41,785,304	7,387,830	—

Energy	21,042,993	5,174,238	—

Financials	55,801,087	43,843,086	—

Health care	40,540,258	2,878,239	—

Technology	50,054,183	18,699,685	—

Transportation	6,472,074	7,979,210	—

Utilities and power	12,616,332	7,649,867	—

Total common stocks	347,881,139	123,919,002	—

60 Absolute Return 700 Fund

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$3,855,000

Commodity linked notes	—	107,952,440	—

Corporate bonds and notes	—	136,543,346	—

Foreign government and agency bonds and notes	—	12,917,231	—

Investment companies	100,892,877	—	—

Mortgage-backed securities	—	151,704,073	27,628,579

Purchased options outstanding	—	5,030,411	—

Purchased swap options outstanding	—	546,153	—

Senior loans	—	41,549,274	—

U.S. government and agency mortgage obligations	—	334,536,823	—

U.S. treasury obligations	—	115,593	—

Warrants	—	20,785,349	—

Short-term investments	196,715,035	83,357,239	—

Totals by level	$645,489,051	$1,018,956,934	$31,483,579

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(2,864,631)	$—

Futures contracts	1,786,367	—	—

Written options outstanding	—	(233,246)	—

Written swap options outstanding	—	(1,676,439)	—

Forward premium swap option contracts	—	(37,005)	—

TBA sale commitments	—	(12,578,437)	—

Interest rate swap contracts	—	1,589,521	—

Total return swap contracts	—	(26,103,858)	—

Credit default contracts	—	(16,366,086)	—

Totals by level	$1,786,367	$(58,270,181)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Absolute Return 700 Fund 61

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	4/30/16

Asset-
backed
securities	$6,477,000	$—	$—	$—	$—	$(2,622,000)	$—	$—	$3,855,000

Mortgage-
backed
securities	$14,343,168	(1,368,556)	5,134	364,224	9,138,068	(406,464)	7,484,363	(1,931,358)	$27,628,579

Totals	$20,820,168	$(1,368,556)	$5,134	$364,224	$9,138,068	$(3,028,464)	$7,484,363	$(1,931,358)	$31,483,579

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $549,952 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

62 Absolute Return 700 Fund

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,501,986,350)	$1,499,474,529
Affiliated issuers (identified cost $196,455,035) (Notes 1 and 5)	196,455,035

Cash	1,050,083

Foreign currency (cost $49,983) (Note 1)	49,983

Dividends, interest and other receivables	7,360,909

Receivable for shares of the fund sold	8,447,690

Receivable for investments sold	42,372,887

Receivable for sales of delayed delivery securities (Note 1)	10,441,398

Receivable for variation margin (Note 1)	1,688,253

Unrealized appreciation on forward premium swap option contracts (Note 1)	112,358

Unrealized appreciation on forward currency contracts (Note 1)	4,822,867

Unrealized appreciation on OTC swap contracts (Note 1)	12,877,866

Premium paid on OTC swap contracts (Note 1)	278,143

Prepaid assets	75,018

Total assets	1,785,507,019

LIABILITIES

Payable for investments purchased	52,691,847

Payable for purchases of delayed delivery securities (Note 1)	322,230,015

Payable for shares of the fund repurchased	7,540,085

Payable for compensation of Manager (Note 2)	730,769

Payable for custodian fees (Note 2)	122,502

Payable for investor servicing fees (Note 2)	270,873

Payable for Trustee compensation and expenses (Note 2)	109,015

Payable for administrative services (Note 2)	5,179

Payable for distribution fees (Note 2)	278,412

Payable for variation margin (Note 1)	1,332,997

Unrealized depreciation on OTC swap contracts (Note 1)	42,881,021

Premium received on OTC swap contracts (Note 1)	6,803,634

Unrealized depreciation on forward currency contracts (Note 1)	7,687,498

Unrealized depreciation on forward premium swap option contracts (Note 1)	149,363

Written options outstanding, at value (premiums $3,060,071) (Notes 1 and 3)	1,909,685

TBA sale commitments, at value (proceeds receivable $12,526,016) (Note 1)	12,578,437

Collateral on certain derivative contracts, at value (Note 1)	375,593

Other accrued expenses	245,397

Total liabilities	457,942,322

Net assets	$1,327,564,697

(Continued on next page)

Absolute Return 700 Fund 63

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,419,699,192

Distributions in excess of net investment income (Note 1)	(13,128,999)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(46,104,541)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(32,900,955)

Total — Representing net assets applicable to capital shares outstanding	$1,327,564,697

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($376,829,031 divided by 34,391,838 shares)	$10.96

Offering price per class A share (100/94.25 of $10.96)*	$11.63

Net asset value and offering price per class B share ($29,855,184 divided by 2,780,987 shares)**	$10.74

Net asset value and offering price per class C share ($205,502,988 divided by 19,181,237 shares)**	$10.71

Net asset value and redemption price per class M share ($6,837,254 divided by 633,820 shares)	$10.79

Offering price per class M share (100/96.50 of $10.79)*	$11.18

Net asset value, offering price and redemption price per class R share
($1,971,036 divided by 181,789 shares)	$10.84

Net asset value, offering price and redemption price per class R6 share
($7,730,081 divided by 702,657 shares)	$11.00

Net asset value, offering price and redemption price per class Y share
($698,839,123 divided by 63,714,141 shares)	$10.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

64 Absolute Return 700 Fund

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $341,424 from investments in affiliated issuers) (Note 5)	$13,693,647

Dividends (net of foreign tax of $244,441)	9,037,177

Total investment income	22,730,824

EXPENSES

Compensation of Manager (Note 2)	4,963,950

Investor servicing fees (Note 2)	907,508

Custodian fees (Note 2)	150,627

Trustee compensation and expenses (Note 2)	48,149

Distribution fees (Note 2)	1,714,844

Administrative services (Note 2)	23,420

Other	367,589

Fees waived and reimbursed by Manager (Note 2)	(13,737)

Total expenses	8,162,350

Expense reduction (Note 2)	(24,929)

Net expenses	8,137,421

Net investment income	14,593,403

Net realized loss on investments (Notes 1 and 3)	(62,638,880)

Net increase from payments by affiliates (Note 2)	2,817

Net realized gain on swap contracts (Note 1)	13,841,897

Net realized loss on futures contracts (Note 1)	(2,362,164)

Net realized loss on foreign currency transactions (Note 1)	(2,641,796)

Net realized gain on written options (Notes 1 and 3)	1,082,691

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3,435,909)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(26,807,736)

Net loss on investments	(82,959,080)

Net decrease in net assets resulting from operations	$(68,365,677)

The accompanying notes are an integral part of these financial statements.

Absolute Return 700 Fund 65

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$14,593,403	$20,184,990

Net realized gain (loss) on investments
and foreign currency transactions	(52,715,435)	105,665,575

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(30,243,645)	(80,961,244)

Net increase (decrease) in net assets resulting
from operations	(68,365,677)	44,889,321

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(27,873,031)	(4,757,439)

Class B	(1,820,872)	(215,484)

Class C	(13,193,769)	(1,330,345)

Class M	(452,446)	(55,120)

Class R	(117,103)	(23,421)

Class R5	(779)	(197)

Class R6	(550,365)	(122,131)

Class Y	(51,904,210)	(10,035,024)

From net realized long-term gain on investments
Class A	(4,184,485)	(14,604,207)

Class B	(308,195)	(1,295,170)

Class C	(2,189,965)	(7,440,380)

Class M	(72,511)	(238,433)

Class R	(18,332)	(84,957)

Class R5	(113)	(502)

Class R6	(79,090)	(303,202)

Class Y	(7,530,467)	(25,810,809)

Increase from capital share transactions (Note 4)	67,429,023	364,116,512

Total increase (decrease) in net assets	(111,232,387)	342,689,012

NET ASSETS

Beginning of period	1,438,797,084	1,096,108,072

End of period (including distributions in excess of net
investment income of $13,128,999 and undistributed net
investment income of $68,190,173, respectively)	$1,327,564,697	$1,438,797,084

* Unaudited.

The accompanying notes are an integral part of these financial statements.

66 Absolute Return 700 Fund

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Absolute Return 700 Fund 67

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
April 30, 2016**	$12.45	.12	(.68)	(.56)	(.81)	(.12)	(.93)	$10.96	(4.60)*	$376,829	.59* [d]	1.05* [d]	251* [e]
October 31, 2015	12.71	.20	.30	.50	(.19)	(.57)	(.76)	12.45	4.04	424,484	1.26	1.60	563 [e]
October 31, 2014	12.17	.20	.48	.68	(.14)	—	(.14)	12.71	5.65	328,250	1.24	1.63	313 [e]
October 31, 2013	11.78	.24	.16	.40	(.01)	—	(.01)	12.17	3.42	346,385	1.25	2.04	199 [f]
October 31, 2012	11.35	.21	.66	.87	(.44)	—	(.44)	11.78	7.97	331,370	1.33 [d]	1.82 [d]	164 [f]
October 31, 2011	11.45	.33	(.04)	.29	(.34)	(.05)	(.39)	11.35	2.55	364,714	1.37 [d]	2.86 [d]	174 [f]

Class B
April 30, 2016**	$12.16	.07	(.65)	(.58)	(.72)	(.12)	(.84)	$10.74	(4.89)*	$29,855	.96* [d]	.67* [d]	251* [e]
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	(.67)	12.16	3.18	30,905	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	12.44	4.92	28,072	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	11.91	2.67	28,175	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	11.60	7.13	26,015	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.03)	.21	(.28)	(.05)	(.33)	11.19	1.84	22,984	2.12 [d]	2.14 [d]	174 [f]

Class C
April 30, 2016**	$12.16	.07	(.67)	(.60)	(.73)	(.12)	(.85)	$10.71	(5.02)*	$205,503	.96* [d]	.68* [d]	251* [e]
October 31, 2015	12.44	.10	.29	.39	(.10)	(.57)	(.67)	12.16	3.24	210,619	2.01	.85	563 [e]
October 31, 2014	11.91	.11	.47	.58	(.05)	—	(.05)	12.44	4.91	160,682	1.99	.88	313 [e]
October 31, 2013	11.60	.15	.16	.31	—	—	—	11.91	2.67	148,531	2.00	1.29	199 [f]
October 31, 2012	11.19	.12	.65	.77	(.36)	—	(.36)	11.60	7.16	138,619	2.08 [d]	1.06 [d]	164 [f]
October 31, 2011	11.31	.24	(.04)	.20	(.27)	(.05)	(.32)	11.19	1.79	132,156	2.12 [d]	2.12 [d]	174 [f]

Class M
April 30, 2016**	$12.25	.09	(.67)	(.58)	(.76)	(.12)	(.88)	$10.79	(4.85)*	$6,837	.84* [d]	.80* [d]	251* [e]
October 31, 2015	12.52	.14	.29	.43	(.13)	(.57)	(.70)	12.25	3.55	7,146	1.76	1.10	563 [e]
October 31, 2014	11.99	.14	.47	.61	(.08)	—	(.08)	12.52	5.12	5,286	1.74	1.12	313 [e]
October 31, 2013	11.65	.18	.16	.34	—	—	—	11.99	2.92	4,535	1.75	1.53	199 [f]
October 31, 2012	11.23	.15	.65	.80	(.38)	—	(.38)	11.65	7.40	4,105	1.83 [d]	1.31 [d]	164 [f]
October 31, 2011	11.32	.27	(.03)	.24	(.28)	(.05)	(.33)	11.23	2.12	3,830	1.87 [d]	2.34 [d]	174 [f]

Class R
April 30, 2016**	$12.31	.10	(.68)	(.58)	(.77)	(.12)	(.89)	$10.84	(4.77)*	$1,971	.71* [d]	.92* [d]	251* [e]
October 31, 2015	12.57	.17	.30	.47	(.16)	(.57)	(.73)	12.31	3.84	1,564	1.51	1.34	563 [e]
October 31, 2014	12.04	.17	.48	.65	(.12)	—	(.12)	12.57	5.40	1,848	1.49	1.39	313 [e]
October 31, 2013	11.68	.21	.15	.36	— [g]	—	— [f]	12.04	3.11	2,005	1.50	1.77	199 [f]
October 31, 2012	11.25	.17	.67	.84	(.41)	—	(.41)	11.68	7.77	1,235	1.58 [d]	1.52 [d]	164 [f]
October 31, 2011	11.37	.30	(.05)	.25	(.32)	(.05)	(.37)	11.25	2.26	643	1.62 [d]	2.60 [d]	174 [f]

Class R5
April 30, 2016**#	$12.51	.08	(.71)	(.63)	(.83)	(.12)	(.95)	10.93	(5.13)*	$11	.24* [d]	.69* [d]	251* [e]
October 31, 2015	12.78	.24	.28	.52	(.22)	(.57)	(.79)	12.51	4.25	12	1.01	1.86	563 [e]
October 31, 2014	12.22	.24	.49	.73	(.17)	—	(.17)	12.78	6.03	11.96		1.90	313 [e]
October 31, 2013	11.81	.28	.15	.43	(.02)	—	(.02)	12.22	3.66	11	1.02	2.29	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	11.81	2.16*	10	.34* [d]	.54* [d]	164 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

68 Absolute Return 700 Fund	Absolute Return 700 Fund 69

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class R6
April 30, 2016**	$12.51	.14	(.69)	(.55)	(.84)	(.12)	(.96)	$11.00	(4.44)*	$7,730	.42* [d]	1.22* [d]	251* [e]
October 31, 2015	12.77	.24	.30	.54	(.23)	(.57)	(.80)	12.51	4.39	8,237.93		1.93	563 [e]
October 31, 2014	12.23	.24	.48	.72	(.18)	—	(.18)	12.77	5.97	6,678.91		1.96	313 [e]
October 31, 2013	11.81	.25	.20	.45	(.03)	—	(.03)	12.23	3.79	6,500.92		2.09	199 [f]
October 31, 2012†	11.56	.07	.18	.25	—	—	—	11.81	2.16*	10	.31* [d]	.58* [d]	164 [f]

Class Y
April 30, 2016**	$12.47	.13	(.68)	(.55)	(.83)	(.12)	(.95)	$10.97	(4.44)*	$698,839	.47* [d]	1.18* [d]	251* [e]
October 31, 2015	12.74	.23	.29	.52	(.22)	(.57)	(.79)	12.47	4.25	755,830	1.01	1.85	563 [e]
October 31, 2014	12.20	.23	.49	.72	(.18)	—	(.18)	12.74	5.93	565,281.99		1.88	313 [e]
October 31, 2013	11.81	.27	.16	.43	(.04)	—	(.04)	12.20	3.67	464,035	1.00	2.27	199 [f]
October 31, 2012	11.37	.23	.67	.90	(.46)	—	(.46)	11.81	8.31	283,356	1.08 [d]	2.04 [d]	164 [f]
October 31, 2011	11.47	.36	(.05)	.31	(.36)	(.05)	(.41)	11.37	2.75	195,030	1.12 [d]	3.13 [d]	174 [f]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

# Effective February 1, 2016, the fund has liquidated its class R5 shares.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period . As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	4/30/16	10/31/12	10/31/11

Class A	<0.01%	0.05%	0.08%

Class B	<0.01	0.05	0.08

Class C	<0.01	0.05	0.08

Class M	<0.01	0.05	0.08

Class R	<0.01	0.05	0.08

Class R5	<0.01	—	N/A

Class R6	<0.01	—	N/A

Class Y	<0.01	0.05	0.08

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	463%

October 31, 2012	487

October 31, 2011	407

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

70 Absolute Return 700 Fund	Absolute Return 700 Fund 71

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Absolute Return 700 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, equities or equity-like investments.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. Putnam Management typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions

72 Absolute Return 700 Fund

that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

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available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

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Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through

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the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

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OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $4,119,626 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

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At the close of the reporting period, the fund had a net liability position of $37,356,997 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $37,785,125 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,700,960,305, resulting in gross unrealized appreciation and depreciation of $59,923,028 and $64,953,769, respectively, or net unrealized depreciation of $5,030,741.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam Funds to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.030%	of the first $5 billion,	0.830%	of the next $50 billion,

0.980%	of the next $5 billion,	0.810%	of the next $50 billion,

0.930%	of the next $10 billion,	0.800%	of the next $100 billion and

0.880%	of the next $10 billion,	0.795%	of any excess thereafter.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 7.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.28%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.434% of the fund’s average net assets before a decrease of $1,057,808 (0.076% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2017, to the extent that the total expenses of the fund (before any applicable performance-based upward or downward adjustments to the fund’s management fee and excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.97% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expense.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.  For the reporting period, Putnam Management voluntarily waived $13,767.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Absolute Return 700 Fund 79

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $2,817 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$263,019	Class R5	3

Class B	19,646	Class R6	1,967

Class C	137,171	Class Y	480,048

Class M	4,456	Total	$907,508

Class R	1,198

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,158 under the expense offset arrangements and by $22,771 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $988, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

80 Absolute Return 700 Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$497,822	Class M	25,313

Class B	148,713	Class R	4,535

Class C	1,038,461	Total	$1,714,844

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $95,247 and $1,316 from the sale of class A and class M shares, respectively, and received $3,815 and $10,609 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $365 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$3,518,225,418	$3,557,394,164

U.S. government securities (Long-term)	—	—

Total	$3,518,225,418	$3,557,394,164

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$359,703,900	$2,771,131	$9,185,614	$375,089

Options opened	506,161,600	3,657,812	81,290,190	3,905,487
Options exercised	(23,684,500)	(245,576)	—	—
Options expired	(297,896,500)	(646,342)	(6,883,079)	(2,733,194)
Options closed	(338,534,800)	(2,893,943)	(40,892,730)	(1,130,393)

Written options outstanding at
the end of the reporting period	$205,749,700	$2,643,082	$42,699,995	$416,989

Absolute Return 700 Fund 81

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	5,561,109	$63,447,222	14,651,151	$182,222,249

Shares issued in connection with
reinvestment of distributions	2,643,023	29,258,269	1,467,086	17,883,782

	8,204,132	92,705,491	16,118,237	200,106,031

Shares repurchased	(7,915,000)	(88,425,442)	(7,843,842)	(97,635,567)

Net increase	289,132	$4,280,049	8,274,395	$102,470,464

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	257,363	$2,830,453	442,256	$5,403,665

Shares issued in connection with
reinvestment of distributions	187,218	2,036,933	120,767	1,447,992

	444,581	4,867,386	563,023	6,851,657

Shares repurchased	(204,452)	(2,257,650)	(279,664)	(3,418,487)

Net increase	240,129	$2,609,736	283,359	$3,433,170

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	3,118,126	$34,923,177	6,221,011	$75,762,490

Shares issued in connection with
reinvestment of distributions	1,261,930	13,691,939	643,103	7,704,376

	4,380,056	48,615,116	6,864,114	83,466,866

Shares repurchased	(2,525,705)	(27,611,568)	(2,458,918)	(29,986,816)

Net increase	1,854,351	$21,003,548	4,405,196	$53,480,050

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	83,454	$931,201	190,105	$2,330,574

Shares issued in connection with
reinvestment of distributions	47,208	515,511	23,860	287,513

	130,662	1,446,712	213,965	2,618,087

Shares repurchased	(80,444)	(886,345)	(52,508)	(641,138)

Net increase	50,218	$560,367	161,457	$1,976,949

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	47,511	$546,794	67,626	$831,699

Shares issued in connection with
reinvestment of distributions	11,740	128,670	8,972	108,378

	59,251	675,464	76,598	940,077

Shares repurchased	(4,585)	(49,179)	(96,445)	(1,179,424)

Net increase (decrease)	54,666	$626,285	(19,847)	$(239,347)

82 Absolute Return 700 Fund

	Six months ended 4/30/16*		Year ended 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	80	892	57	698

	80	892	57	698

Shares repurchased	(1,016)	(11,105)	—	—

Net increase (decrease)	(936)	$(10,213)	57	$698

	Six months ended 4/30/16		Year ended 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	68,501	$758,105	221,045	$2,771,512

Shares issued in connection with
reinvestment of distributions	56,708	629,455	34,806	425,333

	125,209	1,387,560	255,851	3,196,845

Shares repurchased	(80,873)	(906,685)	(120,331)	(1,507,936)

Net increase	44,336	$480,875	135,520	$1,688,909

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	25,002,049	$283,834,708	41,212,501	$513,819,058

Shares issued in connection with
reinvestment of distributions	4,778,382	52,896,685	2,564,915	31,266,314

	29,780,431	336,731,393	43,777,416	545,085,372

Shares repurchased	(26,658,863)	(298,853,017)	(27,560,325)	(343,779,753)

Net increase	3,121,568	$37,878,376	16,217,091	$201,305,619

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	1,019	0.15%	$11,209

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$1	$3,414,550	$3,414,551	$52	$—

Putnam Short Term
Investment Fund*	115,794,966	558,777,375	478,117,306	341,372	196,455,035

Totals	$115,794,967	$562,191,925	$481,531,857	$341,424	$196,455,035

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Absolute Return 700 Fund 83

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,800,000

Purchased TBA commitment option contracts (contract amount)	$13,900,000

Purchased swap option contracts (contract amount)	$253,600,000

Written equity option contracts (contract amount) (Note 3)	$1,100,000

Written TBA commitment option contracts (contract amount) (Note 3)	$27,700,000

Written swap option contracts (contract amount) (Note 3)	$247,300,000

Futures contracts (number of contracts)	5,000

Forward currency contracts (contract amount)	$443,200,000

Centrally cleared interest rate swap contracts (notional)	$2,348,800,000

OTC total return swap contracts (notional)	$2,264,000,000

OTC credit default contracts (notional)	$209,500,000

Centrally cleared credit default contracts (notional)	$144,500,000

Warrants (number of warrants)	5,700,000

84 Absolute Return 700 Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$1,334,351	depreciation	$17,700,437*

Foreign exchange
contracts	Receivables	4,822,867	Payables	7,687,498

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	41,367,130*	depreciation	37,793,083*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	11,268,586*	depreciation	13,155,380*

Total		$58,792,934		$76,336,398

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(5,367,492)	$(5,367,492)

Foreign exchange
contracts	—	—	—	(2,466,489)	—	(2,466,489)

Equity contracts	(1,050,745)	(4,424,608)	(11,370,743)	—	8,372,458	(8,473,638)

Interest
rate contracts	—	(762,063)	9,008,579	—	10,836,931	19,083,447

Total	$(1,050,745)	$(5,186,671)	$(2,362,164)	$(2,466,489)	$13,841,897	$2,775,828

Absolute Return 700 Fund 85

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(19,355,433)	$(19,355,433)

Foreign exchange
contracts	—	—	—	(3,644,286)	—	(3,644,286)

Equity contracts	(200,971)	3,089,500	13,226,884	—	(30,584,721)	(14,469,308)

Interest
rate contracts	—	190,317	(2,641,173)	—	1,452,039	(998,817)

Total	$(200,971)	$3,279,817	$10,585,711	$(3,644,286)	$(48,488,115)	$(38,467,844)

86 Absolute Return 700 Fund

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Absolute Return 700 Fund 87

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$1,126,181	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,126,181

OTC Total return swap contracts*#	2,284,726	58,266	—	2,604,925	172,709	3,595,815	1,077,893	—	24,822	—	—	—	—	1,815,167	—	11,634,323

OTC Credit default contracts*#	—	—	—	—	774,431	—	525,535	—	—	34,385	—	—	—	—	—	1,334,351

Centrally cleared credit
default contracts§	—	—	331,213	—	—	—	—	—	—	—	—	—	—	—	—	331,213

Futures contracts§	—	—	—	—	—	—	—	—	—	—	230,859	—	—	—	—	230,859

Forward currency contracts#	358,161	832,719	—	609,092	383,025	141,157	1,049,403	44,444	546,714	—	—	156,527	390,562	199,319	111,744	4,822,867

Forward premium swap
option contracts#	—	—	—	—	—	—	—	—	112,358	—	—	—	—	—	—	112,358

Purchased swap options**#	142,437	156,579	—	15	50,947	—	176,942	—	19,233	—	—	—	—	—	—	546,153

Purchased options**#	—	—	—	2,764,266	—	—	—	—	2,266,145	—	—	—	—	—	—	5,030,411

Total Assets	$2,785,324	$1,047,564 $1,457,394		$5,978,298	$1,381,112	$3,736,972	$2,829,773	$44,444	$2,969,272	$34,385	$230,859	$156,527	$390,562	$2,014,486	$111,744	$25,168,716

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	777,387	—	—	—	—	—	—	—	—	—	—	—	—	777,387

OTC Total return swap contracts*#	5,487,944	57,025	—	18,326,046	30,677	7,251,858	28,078	—	6,556,553	—	—	—	—	—	—	37,738,181

OTC Credit default contracts*#	49,967	79,701	—	—	8,871,256	—	2,758,215	—	—	—	—	—	—	—	—	11,759,139

Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	555,610	—	—	—	—	555,610

Forward currency contracts#	749,321	666,266	—	690,325	665,996	363,339	939,695	50,541	1,245,336	—	—	931,017	753,394	632,268	—	7,687,498

Forward premium swap
option contracts#	—	—	—	—	—	—	—	—	149,363	—	—	—	—	—	—	149,363

Written swap options#	170,550	179,325	—	30	82,001	—	201,215	—	1,043,318	—	—	—	—	—	—	1,676,439

Written options#	115,427	—	—	41,739	—	—	—	—	76,080	—	—	—	—	—	—	233,246

Total Liabilities	$6,573,209	$982,317	$777,387	$19,058,140	$9,649,930	$7,615,197	$3,927,203	$50,541	$9,070,650	$—	$555,610	$931,017	$753,394	$632,268	$—	$60,576,863

Total Financial and Derivative
Net Assets	$(3,787,885)	$65,247	$680,007	$(13,079,842)	$(8,268,818)	$(3,878,225)	$(1,097,430)	$(6,097)	$(6,101,378)	$34,385	$(324,751)	$(774,490)	$(362,832)	$1,382,218	$111,744	$(35,408,147)

Total collateral received (pledged)†##	$(880,864)	$65,247	$—	$(13,079,842)	$(7,849,119)	$(3,389,667)	$2,998,191	$—	$(6,101,378)	$34,385	$—	$(498,931)	$(362,832)	$1,121,435	$—

Net amount	$(2,907,021)	$—	$680,007	$—	$(419,699)	$(488,558)	$(4,095,621)	$(6,097)	$—	$—	$(324,751)	$(275,559)	$—	$260,783	$111,744

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

88 Absolute Return 700 Fund	Absolute Return 700 Fund 89

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

90 Absolute Return 700 Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
Global Asset Allocation Funds — four	RetirementReady® 2030 Fund
investment portfolios that spread your	RetirementReady® 2025 Fund
money across a variety of stocks, bonds, and	RetirementReady® 2020 Fund
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Absolute Return 700 Fund 91

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

92 Absolute Return 700 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 700 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA107
300667 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016